UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-06324

Exact name of registrant as specified in charter:	Delaware Group® Global & International Funds

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	November 30

Date of reporting period:	November 30, 2017

Item 1. Reports to Stockholders

Global / international equity mutual funds

Delaware Emerging Markets Fund

Delaware Global Value Fund

Delaware International Value Equity Fund

November 30, 2017

Carefully consider the Funds’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Funds’ prospectus and their summary prospectuses, which may be obtained by visiting delawarefunds.com/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail.

Visit delawarefunds.com/edelivery.

Experience Delaware FundsSM by Macquarie

Macquarie Investment Management (MIM) is a global asset manager with offices throughout the United States, Europe, Asia, and Australia. We are active managers who prioritize autonomy and accountability at the investment team level in pursuit of opportunities that matter for our clients. Delaware Funds is one of the longest-standing mutual fund families, with more than 75 years in existence.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Funds by Macquarie or obtain a prospectus for Delaware Emerging Markets Fund, Delaware Global Value Fund, and Delaware International Value Equity Fund at delawarefunds.com/literature.

Manage your account online

●	Check your account balance and transactions
●	View statements and tax forms
●	Make purchases and redemptions

Visit delawarefunds.com/account-access.

Macquarie Investment Management (MIM) is the marketing name for the following registered investment advisers: Macquarie Investment Management Business Trust (MIMBT) (formerly, Delaware Management Business Trust), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Capital Investment Management, Inc.

The Funds are distributed by Delaware Distributors, L.P., an affiliate of MIMBT and Macquarie Group Limited. MIM, a member of Macquarie Group, refers to the companies comprising the asset management division of Macquarie Group Limited and its subsidiaries and affiliates worldwide.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Funds are governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of Nov. 30, 2017, and subject to change for events occurring after such date.

The Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

All third-party marks cited are the property of their respective owners.

©2018 Macquarie Management Holdings, Inc. (formerly Delaware Management Holdings, Inc.)

Portfolio management review
Delaware Emerging Markets Fund	November 30, 2017

Performance preview (for the year ended November 30, 2017)
Delaware Emerging Markets Fund (Institutional Class shares)	1-year return	+39.23%
Delaware Emerging Markets Fund (Class A shares)	1-year return	+38.94%
MSCI Emerging Markets Index (Gross)	1-year return	+33.30%
MSCI Emerging Markets Index (Net)	1-year return	+32.82%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Emerging Markets Fund, please see the table on page 10. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.

Please see page 12 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

The MSCI Emerging Markets Index rose sharply during the fiscal year ended Nov. 30, 2017, outpacing developed market equities (as measured by the MSCI EAFE Index). Just before the start of the fiscal period, emerging markets fell in November 2016, following the US presidential election that resulted in a surprise victory for Donald Trump and triggered a rise in US bond yields and an appreciation of the US dollar. These, in turn, negatively affected emerging market equities and currencies. By early 2017, however, concerns surrounding the Trump administration’s policy agenda seemed to subside. Fund flows into emerging markets were generally robust, supported by stabilizing economic data, rising earnings expectations, and modest US dollar weakness.

The fiscal period began with a sharp rebound in Asia, which outperformed other regions, while Latin America lagged. China had strong performance for the fiscal year, driven by improving economic data and diminishing concerns about currency depreciation.

India began the fiscal period with its equity market and currency rebounding strongly from a selloff in November 2016, triggered primarily by the government’s demonetization of high-value currency notes. Later in the period, Indian equities lagged the broader MSCI Emerging Markets Index largely because of the short-term negative effect of a new goods-and-services tax.

Russian equities overall underperformed for the fiscal year as range-bound oil prices held the energy sector’s performance in check.

In Latin America, Brazil and Mexico trailed the MSCI Emerging Markets Index for the fiscal year. Brazil faced ongoing headwinds related to corruption charges against President Michel Temer, and the resulting political uncertainty has clouded the outlook for his reform agenda. Mexico’s stock market had a volatile year, initially plunging in the aftermath of Donald Trump’s election. Equities broadly rebounded, however, as political tensions with the United States appeared to ease. Late in the fiscal period, Mexico once again underperformed as a major earthquake and North American Free Trade Agreement (NAFTA) negotiations weighed on investor sentiment despite improving consumer confidence and subsiding inflationary pressures.

Fund performance

For the fiscal year ended Nov. 30, 2017, Delaware Emerging Markets Fund Institutional Class shares returned +39.23%. The Fund’s Class A shares returned +38.94% at net asset value and

Portfolio management review

Delaware Emerging Markets Fund

+30.94% at maximum offer price. These figures reflect all distributions reinvested. During the same period, the Fund’s benchmark, the MSCI Emerging Markets Index (net), returned +32.82%. For complete, annualized performance of Delaware Emerging Markets Fund, please see the table on page 10.

India was the primary driver of the Fund’s outperformance during the fiscal year, due to favorable stock selection. Shares of Reliance Industries rose as its core refining and petrochemicals businesses performed relatively well, while its mobile telecommunications business continued to gain subscriber market share. We believe that Reliance Industries is among the most cost-competitive refiners and petrochemicals manufacturers globally, and that there is potential for the company’s earnings to grow through capacity expansion in these businesses. Additionally, we hold a favorable view toward its ventures in telecommunications and retail.

In Taiwan, the Fund’s underweight allocation, along with positive stock selection, contributed to performance. MediaTek outperformed as it has developed lower-cost smartphone chips that appear likely to bolster profit margins. Shares of FIT Hon Teng, a recently listed company, rose in sympathy with positive sentiment in the communications sector.

Brazil contributed to performance as a result of favorable stock selection. Shares of B2W gained due to optimism toward the company’s shift in sales strategy and Brazil’s improving economic outlook. We continue to believe that B2W appears well positioned for structural growth in Brazil’s ecommerce industry, which is still in its early stages of development.

In China, favorable stock selection in the technology sector contributed to the Fund’s performance, as several Chinese Internet stocks performed well. Strong user growth in Weibo helped drive the share price higher as the company continued to demonstrate the social media platform’s monetization potential. Shares of Sohu.com rose in light of improved performance in its gaming and search businesses. Over the long term, we believe that these companies remain well positioned to potentially benefit from rising consumption and Internet engagement in China.

The Fund’s underweight allocation to Tencent and lack of exposure to Naspers detracted from relative performance. Shares of Naspers, which owns a large stake in Tencent, rose in sympathy with Tencent. While both companies operate strong franchises, we consider current valuations to be fair and the Fund remains underweight.

BRF, a Brazilian-based food company, detracted from the Fund’s relative performance due, in part, to an unfavorable cycle in the poultry industry along with a change in senior management. In our view, the business remains attractive and competitive globally.

In Russia, Rosneft Oil also detracted from the Fund’s relative performance during the fiscal period, as it experienced headwinds from oil price weakness and continued to digest its recent acquisitions. We retain a positive view on the company’s asset quality and believe there is potential for improvement in future free cash flow generation.

On a sector basis, technology was the largest contributor to the Fund’s performance led by several Chinese Internet stocks, as noted previously, as well as SK Hynix, a Korean semiconductor manufacturer. SK Hynix benefited from strength in memory chip demand. In contrast, the consumer discretionary and consumer staples sectors detracted the most from the Fund’s relative performance.

The Fund utilized foreign currency exchange contracts to facilitate the purchase and sale of equities traded on international exchanges. The effect of these contracts on performance was immaterial.

Considering the varied macroeconomic backdrop that we see across emerging markets, we believe there are selective opportunities for long-term stock appreciation potential, which may be driven by structural demographic shifts, technology adoption, implementation of government policy, improvement in corporate governance, and industry consolidation. Our investment approach remains centered on seeking to identify individual companies that we believe possess sustainable franchises and favorable long-term growth prospects and that trade at significant discounts to our estimates of their intrinsic value. We are particularly focused on companies that we believe could benefit from long-term changes in how people in emerging markets live and work. Sectors we currently favor include technology, telecommunications, and consumer staples.

Portfolio management review

Delaware Global Value Fund	December 12, 2017

Performance preview (for the year ended November 30, 2017)
Delaware Global Value Fund (Institutional Class shares)	1-year return	+17.53%
Delaware Global Value Fund (Class A shares)	1-year return	+17.24%
MSCI World Index (Gross)	1-year return	+24.34%
MSCI World Index (Net)	1-year return	+23.66%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Global Value Fund, please see the table on page 14. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.

Please see page 16 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

The Fund’s fiscal year ended Nov. 30, 2017 was a period of remarkable continuity in a number of respects, with supportive economic data, modest inflation, benign interest rates, and accommodative credit conditions in most of the world’s developed regions. Equity market participants endorsed this robust view of business prospects, with correspondingly strong price gains in nearly all sectors and regions, and with November’s closing the year with continued positive returns. In the MSCI EAFE (Europe, Australasia, Far East) Index, all sectors had strong double-digit total returns, with information technology leading the way, up 44%.

● In the US market, notable developments included the ongoing transition of Federal Reserve policy toward normalization, including rate increases and plans for balance-sheet reduction after years of quantitative easing. Bond yields, meanwhile, eased from their post-election highs in a downward pattern that culminated in an early September low, accompanied by a similar decline in the US dollar. Underlying economic strength remained as employment data continued improving and business sentiment stayed strong, but there was little sign of acceleration in these measures. Recently, passage by Congress of the tax reform bill was a key focus for investors.

Against this backdrop, US equity returns were slightly behind global equities overall.

● The strength of Europe’s economic indicators stood out during the year, expanding a divergence that was well established in the first half and producing a return of more than 37% for the euro-zone equity market for the fiscal period. Business and consumer sentiment continued to improve. This underlying support drove euro-zone equities to attain global leadership for the period, although without the surge of sentiment that followed the French elections in the spring. Political uncertainty returned in November with the formation of a new coalition in Germany still pending, a general election next year in Italy, and increased political tensions in Catalonia. European Central Bank (ECB) President Mario Draghi boosted investor optimism in October by announcing an extension of the ECB’s quantitative easing program for nine months. Corresponding to solid economic data, the region’s mix of performance generally favored cyclical groups.

● Japan’s economy continued to show slow but steady progress against relatively modest expectations. Voters gave a majority to Prime Minister Shinzo Abe’s government in a snap election in October 2017. Investors welcomed the news as it pointed to the continued stability of the

Abe administration and its fiscal and monetary policies.

● Emerging markets as a group maintained solid relative strength throughout the fiscal year, only slightly trailing the euro zone. China, South Korea, and India were among the strongest markets, with returns of more than 30%. Russia and Brazil provided robust returns but lagged the strongest performers. China’s gross domestic product (GDP) growth was a solid 6.8% in the third quarter, but it may soften slightly in response to recently announced credit tightening regulations.

Fund performance

For the fiscal year ended Nov. 30, 2017, Delaware Global Value Fund Institutional Class shares returned +17.53%. The Fund’s Class A shares returned +17.24% at net asset value and +10.49% at maximum offer price. These figures reflect all distributions reinvested. During the same period, the Fund’s benchmark, the MSCI World Index (net), returned +23.66%. For complete, annualized performance of Delaware Global Value Fund, please see the table on page 14.

On a regional basis, the primary source of underperformance was weak stock selection in the United States, Europe ex-euro zone, and the United Kingdom. Regional allocation was positive. The benefits of exposure to emerging markets more than offset the adverse effect from underweight exposures to the UK and the US. On a sector basis, the adverse effect of weak stock selection in healthcare, consumer discretionary, information technology, and consumer staples more than offset gains from strong stock selection in telecommunications, industrials, and financials.

Overall, currency had a positive effect, primarily due to an overweight exposure to the euro and underweight exposures to the US dollar and British pound.

The Fund’s trading activity during the period included trimming positions and redeploying the proceeds at valuations that we viewed as attractive. This involved positions across a variety of sectors and regions but did not result in material changes to the Fund’s portfolio positioning.

As we face the future, with a strong year of equity market gains behind us and major market indices setting record highs, we must consider the durability of the underlying cycles. Investors may be comforted that this year’s strong equity performance took place against a broadly improving economic backdrop. At the same time, underlying corporate performance generally kept pace with the year’s strong stock price gains. Valuations actually came down during the year in most countries included in MSCI’s developed market indices, with the US a notable exception. The pattern appeared even stronger in the final months of the Fund’s fiscal year. Price-to-earnings ratios declined in countries as diverse as Australia, France, Germany, Japan, and the UK, where underlying earnings performance exceeded gains in share prices (source: MSCI data via FactSet).

We think that aggregate valuation data help define the bounds of probability for prospective performance and, in this context, we find greater scope for improvement in non-US markets, where valuations are generally lower and the economic cycle is in a less advanced stage than in the US. According to MSCI data, as of Nov. 30, 2017, US stocks were trading at a more expensive valuation on trailing earnings than in all but 13% of all months going back to 1974. By contrast, markets such as Japan or the euro zone have valuations that have the potential to be low enough to support additional price gains before reaching historical norms. We believe this potential, combined with cyclical recovery potential, may facilitate further market appreciation.

Debt markets help support a positive outlook, as sovereign yield spreads across Europe are generally subdued while tight credit spreads

Portfolio management review

Delaware Global Value Fund

indicate little cause for alarm, in our opinion. Against these positives, we are monitoring the possible sources of cyclical slowdowns in various markets, such as the potential for the appreciating euro to dampen earnings for European exporters, or the effect of reduced fiscal stimulus in Japan.

As always, while we are mindful of the potential of macro drivers to steer markets both up and down, as managers of concentrated, active portfolios, we remain focused on the potential of individual companies to transcend the speculative prospects of the countries where they are domiciled.

Delaware International Value Equity Fund	December 12, 2017

Performance preview (for the year ended November 30, 2017)
Delaware International Value Equity Fund (Institutional Class shares)	1-year return	+23.87%
Delaware International Value Equity Fund (Class A shares)	1-year return	+23.53%
MSCI EAFE Index (Gross)	1-year return	+27.86%
MSCI EAFE Index (Net)	1-year return	+27.27%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware International Value Equity Fund, please see the table on page 18. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.

Please see page 20 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

The Fund’s fiscal year ended Nov. 30, 2017 was a period of remarkable continuity in a number of respects, with supportive economic data, modest inflation, benign interest rates, and accommodative credit conditions in most of the world’s developed regions. Equity market participants endorsed this robust view of business prospects, with correspondingly strong price gains in nearly all sectors and regions, and with November’s closing the year with continued positive returns. In the MSCI EAFE (Europe, Australasia, Far East) Index, all sectors had strong double-digit total returns, with information technology leading the way, up 44%.

● In the US market, notable developments included the ongoing transition of Federal Reserve policy toward normalization, including rate increases and plans for balance-sheet reduction after years of quantitative easing. Bond yields, meanwhile, eased from their post-election highs in a downward pattern that culminated in an early September low, accompanied by a similar decline in the US dollar. Underlying economic strength remained as employment data continued to improve and business sentiment stayed strong, though there was little sign of acceleration in these measures. Toward the end of the Fund’s fiscal year, passage by Congress of the tax reform bill was a key focus for investors. Against this backdrop, US equity returns were slightly behind global equities overall.

● The strength of Europe’s economic indicators stood out during the year, expanding a divergence that was well established in the first half and producing a return of more than 37% for the euro-zone equity market for the fiscal period. Business and consumer sentiment continued to improve. This underlying support drove euro-zone equities to attain global leadership for the period, although without the surge of sentiment that followed the French elections in the spring. Political uncertainty returned in November with the formation of a new coalition in Germany still pending, a general election next year in Italy, and increased political tensions in Catalonia. European Central Bank (ECB) President Mario Draghi boosted investor optimism in October by announcing an extension of the ECB’s quantitative easing program for nine months. Corresponding to solid economic data, the region’s mix of performance generally favored cyclical groups.

● Japan’s economy continued to show slow but steady progress against relatively modest expectations. Voters gave a majority to Prime Minister Shinzo Abe’s government in a snap election in October 2017. Investors welcomed the

Portfolio management review

Delaware International Value Equity Fund

news, as it pointed to the continued stability of the Abe administration and its fiscal and monetary policies.

● Emerging markets as a group maintained solid relative strength throughout the fiscal year, only slightly trailing the euro zone. China, South Korea, and India were among the strongest markets, with annual returns of more than 30% each. Russia and Brazil provided robust returns but lagged the strongest performers. China’s gross domestic product (GDP) growth was a solid 6.8% in the third quarter, but it may soften slightly in response to recently announced credit tightening regulations.

Fund performance

For the fiscal year ended Nov. 30, 2017, Delaware International Value Equity Fund Institutional Class shares returned +23.87%. The Fund’s Class A shares returned +23.53% at net asset value and +16.42% at maximum offer price. These figures reflect all distributions reinvested. During the same period, the Fund’s benchmark, the MSCI EAFE Index (net), returned +27.27%. For complete, annualized performance of Delaware International Value Equity Fund, please see the table on page 18.

The primary source of underperformance was negative stock selection. On a regional basis, weak stock selection in Europe ex-euro zone and the United Kingdom more than offset strong stock selection in the euro zone and Japan. Regional allocation was positive. The benefits of exposure to emerging markets more than offset the adverse effect from exposure to Canada and a small position in cash. On a sector basis, the adverse effect of weak stock selection in consumer staples, healthcare, information technology, and energy more than offset gains from strong stock selection in telecommunications, industrials, financials, and consumer discretionary.

Overall, currency had a negative effect, primarily due to an overweight exposure to the Hong Kong dollar.

The Fund’s trading activity during the period included trimming positions and redeploying the proceeds at valuations that we viewed as attractive. This involved positions across a variety of sectors and regions but did not result in material changes to the Fund’s portfolio positioning.

As we face the future, with a strong year of equity market gains behind us and major market indices setting record highs, we must consider the durability of the underlying cycles. Investors may be comforted that this year’s strong equity performance took place against a broadly improving economic backdrop. At the same time, underlying corporate performance generally kept pace with the year’s strong stock price gains. Valuations actually came down during the year in most countries included in MSCI’s developed market indices, with the United States a notable exception. The pattern appeared even stronger in the final months of the fiscal year. Price-to-earnings ratios declined in countries as diverse as Australia, France, Germany, Japan, and the UK, where underlying earnings performance exceeded gains in share prices (source: MSCI data via FactSet).

We think that aggregate valuation data help define the bounds of probability for prospective performance and, in this context, we find greater scope for improvement in non-US markets, where valuations are generally lower and the economic cycle is in a less advanced stage than in the US. According to MSCI data, as of Nov. 30, 2017, US stocks were trading at a more expensive valuation on trailing earnings than in all but 13% of all months going back to 1974. By contrast, markets such as Japan or the euro zone have valuations that have the potential to be low enough to support additional price gains before reaching historical norms. We believe this potential, combined with cyclical recovery potential, may facilitate further market appreciation.

Debt markets help support a positive outlook, as sovereign yield spreads across Europe are generally subdued while tight credit spreads indicate little cause for alarm, in our opinion. Against these positives, we are monitoring the possible sources of cyclical slowdowns in various markets, such as the power for the appreciating euro to dampen earnings for European exporters, or the effect of reduced fiscal stimulus in Japan.

As always, while we are mindful of the potential of macro drivers to steer markets both up and down, as managers of concentrated, active portfolios, we remain focused on the potential of individual companies to transcend the speculative prospects of the countries where they are domiciled.

Performance summaries
Delaware Emerging Markets Fund	November 30, 2017

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through November 30, 2017
	1 year	5 years	10 years	Lifetime
Class A (Est. June 10, 1996)
Excluding sales charge	+38.94%	+9.38%	+3.54%	+8.46%
Including sales charge	+30.94%	+8.10%	+2.93%	+8.16%
Class C (Est. June 10, 1996)
Excluding sales charge	+37.87%	+8.56%	+2.77%	+7.66%
Including sales charge	+36.87%	+8.56%	+2.77%	+7.66%
Class R (Est. Aug. 31, 2009)
Excluding sales charge	+38.51%	+9.11%	n/a	+7.85%
Including sales charge	+38.51%	+9.11%	n/a	+7.85%
Institutional Class (Est. June 10, 1996)
Excluding sales charge	+39.23%	+9.66%	+3.80%	+8.75%
Including sales charge	+39.23%	+9.66%	+3.80%	+8.75%
Class R6 (Est. May 2, 2016)
Excluding sales charge	+39.43%	n/a	n/a	+29.87%
Including sales charge	+39.43%	n/a	n/a	+29.87%
MSCI Emerging Markets Index (gross)	+33.30%	+4.98%	+1.70%	+6.53%*
MSCI Emerging Markets Index (net)	+32.82%	+4.61%	+1.36%	+6.25%*

* The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.

1 Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 11. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual distribution and service fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of 0.50% of average daily net assets.

Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no distribution and service fee.

International investments entail risks not ordinarily associated with US investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations.

Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

If and when the Fund invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Fund will be subject to special risks, including counterparty risk.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)) from exceeding 1.45% of the Fund’s average daily net assets from Dec. 1, 2016 through Nov. 30, 2017* for all share classes other than Class R6, and 1.32% of the Fund’s Class R6 shares’ average daily net assets from Dec. 1, 2016 through Nov. 30, 2017.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

				Institutional
Fund expense ratios	Class A	Class C	Class R	Class	Class R6
Total annual operating expenses (without fee waivers)	1.78%	2.53%	2.03%	1.53%	1.40%
Net expenses (including fee waivers, if any)	1.70%	2.45%	1.95%	1.45%	1.32%
Type of waiver	Contractual	Contractual	Contractual	Contractual	Contractual

*The aggregate contractual waiver period covering this report is from May 2, 2016 through March 28, 2018.

Performance summaries

Delaware Emerging Markets Fund

Performance of a $10,000 investment1

Average annual total returns from Nov. 30, 2007, through Nov. 30, 2017

For the period beginning Nov. 30, 2007, through Nov. 30, 2017	Starting value	Ending value

Delaware Emerging Markets Fund — Institutional Class shares	$10,000	$14,522
Delaware Emerging Markets Fund — Class A shares	$9,425	$13,352
MSCI Emerging Markets Index (gross)	$10,000	$11,832
MSCI Emerging Markets Index (net)	$10,000	$11,445

1 The “Performance of a $10,000 investment” graph assumes $10,000 invested in Institutional Class and Class A shares of the Fund on Nov. 30, 2007, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 11. Please note additional details on pages 10 through 13.

The graph also assumes $10,000 invested in the MSCI Emerging Markets Index as of Nov. 30, 2007. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index designed to measures equity market performance across emerging market countries worldwide. Index “gross” return approximates the maximum possible dividend reinvestment. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.

The MSCI EAFE (Europe, Australasia, Far East) Index, mentioned on page 1, is a free float-adjusted market capitalization weighted index designed to measure equity market performance of developed markets, excluding the United States and Canada. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DEMAX	245914841
Class C	DEMCX	245914825
Class R	DEMRX	245914569
Institutional Class	DEMIX	245914817
Class R6	DEMZX	245914510

Performance summaries
Delaware Global Value Fund	November 30, 2017

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through November 30, 2017
	1 year	5 years	10 years	Lifetime
Class A (Est. Dec. 19, 1997)
Excluding sales charge	+17.24%	+8.95%	+2.75%	+6.96%
Including sales charge	+10.49%	+7.67%	+2.14%	+6.64%
Class C (Est. Sept. 28, 2001)
Excluding sales charge	+16.37%	+8.14%	+1.98%	+7.14%
Including sales charge	+15.37%	+8.14%	+1.98%	+7.14%
Institutional Class (Est. Dec. 19, 1997)
Excluding sales charge	+17.53%	+9.22%	+3.01%	+7.18%
Including sales charge	+17.53%	+9.22%	+3.01%	+7.18%
MSCI World Index (gross)	+24.34%	+12.38%	+5.36%	+6.49%*
MSCI World Index (net)	+23.66%	+11.75%	+4.76%	+5.97%*

* The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.

1 Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 15. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual distribution and service fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

International investments entail risks not ordinarily associated with US investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations.

Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively nonroutine expenses)) from exceeding 1.30% of the Fund’s average daily net assets during the period from Dec. 1. 2016 through Nov. 30, 2017.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Institutional Class
Total annual operating expenses (without fee waivers)	1.88%	2.63%	1.63%
Net expenses (including fee waivers, if any)	1.55%	2.30%	1.30%
Type of waiver	Contractual	Contractual	Contractual

*The aggregate contractual waiver period covering this report is from March 29, 2016 through March 28, 2018.

Performance summaries

Delaware Global Value Fund

Performance of a $10,000 investment1

Average annual total returns from Nov. 30, 2007, through Nov. 30, 2017

For the period beginning Nov. 30, 2007, through Nov. 30, 2017	Starting value	Ending value

MSCI World Index (gross)	$10,000	$16,850
MSCI World Index (net)	$10,000	$15,915
Delaware Global Value Fund — Institutional Class shares	$10,000	$13,447
Delaware Global Value Fund — Class A shares	$9,425	$12,361

1 The “Performance of a $10,000 investment” graph assumes $10,000 invested in Institutional Class and Class A shares of the Fund on Nov. 30, 2007, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 15. Please note additional details on pages 14 through 17.

The graph also assumes $10,000 invested in the MSCI World Index as of Nov. 30, 2007. The MSCI World Index is a free float-adjusted market capitalization weighted index designed to measure equity market performance across developed markets worldwide. Index “gross” return approximates the maximum possible dividend reinvestment. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.

The MSCI EAFE (Europe, Australasia, Far East) Index, mentioned on page 4, is a free float-adjusted market capitalization weighted index designed to measure equity market performance of developed markets, excluding the United States and Canada. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DABAX	245914718
Class C	DABCX	245914684
Institutional Class	DABIX	245914676

Performance summaries
Delaware International Value Equity Fund	November 30, 2017

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through November 30, 2017
	1 year	5 years	10 years	Lifetime
Class A (Est. Oct. 31, 1991)
Excluding sales charge	+23.53%	+7.86%	+1.54%	+6.39%
Including sales charge	+16.42%	+6.58%	+0.94%	+6.15%
Class C (Est. Nov. 29, 1995)
Excluding sales charge	+22.71%	+7.05%	+0.80%	+5.21%
Including sales charge	+21.71%	+7.05%	+0.80%	+5.21%
Class R (Est. June 2, 2003)
Excluding sales charge	+23.26%	+7.58%	+1.31%	+6.55%
Including sales charge	+23.26%	+7.58%	+1.31%	+6.55%
Institutional Class (Est. Nov. 9, 1992)
Excluding sales charge	+23.87%	+8.12%	+1.81%	+7.15%
Including sales charge	+23.87%	+8.12%	+1.81%	+7.15%
MSCI EAFE Index (gross)	+27.86%	+8.72%	+2.02%	+6.81%*
MSCI EAFE Index (net)	+27.27%	+8.24%	+1.55%	+6.40%*

* The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.

1 Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 19. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual distribution and service fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of 0.50% of average daily net assets.

International investments entail risks not ordinarily associated with US investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations.

Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively nonroutine expenses)) from exceeding 1.20% of the Fund’s average daily net assets during the period from Dec. 1, 2016 through Nov. 30, 2017.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Class R	Institutional Class
Total annual operating expenses (without fee waivers)	1.36%	2.11%	1.61%	1.11%
Net expenses** (including fee waivers, if any)	1.36%	2.11%	1.61%	1.11%
Type of waiver	Contractual	Contractual	Contractual	Contractual

*The aggregate contractual waiver period covering this report is from March 29, 2016 through March 28, 2018.

**Fee waivers were in place, but due to the Fund’s expense level, the waivers had no impact.

Performance summaries

Delaware International Value Equity Fund

Performance of a $10,000 investment1

Average annual total returns from Nov. 30, 2007, through Nov. 30, 2017

For the period beginning Nov. 30, 2007, through Nov. 30, 2017	Starting value	Ending value

MSCI EAFE Index (gross)	$10,000	$12,219
Delaware International Value Equity Fund — Institutional Class shares	$10,000	$11,968
MSCI EAFE Index (net)	$10,000	$11,657
Delaware International Value Equity Fund — Class A shares	$9,425	$10,980

1 The “Performance of a $10,000 investment” graph assumes $10,000 invested in Institutional Class and Class A shares of the Fund on Nov. 30, 2007, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 19. Please note additional details on pages 18 through 21.

The graph also assumes $10,000 invested in the MSCI EAFE Index as of Nov. 30, 2007. The MSCI EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure equity market performance of developed markets, excluding the

United States and Canada. Index “gross” return approximates the maximum possible dividend reinvestment. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DEGIX	245914106
Class C	DEGCX	245914858
Class R	DIVRX	245914577
Institutional Class	DEQIX	245914403

Disclosure of Fund expenses

For the six-month period from June 1, 2017 to November 30, 2017 (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. These following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from June 1, 2017 to Nov. 30, 2017.

Actual expenses

The first section of the tables shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the tables shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Funds’ expenses shown in the tables reflect fee waivers in effect. The expenses shown in each table assume reinvestment of all dividends and distributions.

Delaware Emerging Markets Fund

Expense analysis of an investment of $1,000

Beginning Account Value 6/1/17		Ending Account Value 11/30/17	Annualized Expense Ratio	Expenses Paid During Period 6/1/17 to 11/30/17*
Actual Fund return†
Class A	$1,000.00	$1,140.80	1.64%	$8.80
Class C	1,000.00	1,136.30	2.39%	12.80
Class R	1,000.00	1,139.20	1.89%	10.14
Institutional Class	1,000.00	1,142.10	1.39%	7.46
Class R6	1,000.00	1,142.60	1.26%	6.77
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,016.85	1.64%	$8.29
Class C	1,000.00	1,013.09	2.39%	12.06
Class R	1,000.00	1,015.59	1.89%	9.55
Institutional Class	1,000.00	1,018.10	1.39%	7.03
Class R6	1,000.00	1,018.75	1.26%	6.38
Delaware Global Value Fund Expense analysis of an investment of $1,000
Beginning Account Value 6/1/17		Ending Account Value 11/30/17	Annualized Expense Ratio	Expenses Paid During Period 6/1/17 to 11/30/17*
Actual Fund return†
Class A	$1,000.00	$1,069.60	1.55%	$8.04
Class C	1,000.00	1,066.10	2.30%	11.91
Institutional Class	1,000.00	1,071.00	1.30%	6.75
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,017.30	1.55%	$7.84
Class C	1,000.00	1,013.54	2.30%	11.61
Institutional Class	1,000.00	1,018.55	1.30%	6.58

Disclosure of Fund expenses

For the six-month period from June 1, 2017 to November 30, 2017 (Unaudited)

Delaware International Value Equity Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 6/1/17	Ending Account Value 11/30/17	Annualized Expense Ratio	Expenses Paid During Period 6/1/17 to 11/30/17*
Actual Fund return†
Class A	$1,000.00	$1,063.90	1.35%	$6.98
Class C	1,000.00	1,060.00	2.10%	10.84
Class R	1,000.00	1,062.70	1.60%	8.27
Institutional Class	1,000.00	1,065.00	1.10%	5.69
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,018.30	1.35%	$6.83
Class C	1,000.00	1,014.54	2.10%	10.61
Class R	1,000.00	1,017.05	1.60%	8.09
Institutional Class	1,000.00	1,019.55	1.10%	5.57

*	“Expenses Paid During Period” are equal to the relevant Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Fund’s expenses reflected on the previous page, Delaware Emerging Markets Fund also indirectly bears its portion of the fees and expenses of the investment companies in which it invests (Underlying Funds), including exchange-traded funds. The table on the previous page does not reflect the expenses of the Underlying Funds.

Security type / country and sector allocations

Delaware Emerging Markets Fund	As of November 30, 2017 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Security type / country	Percentage of net assets
Common Stock by Country	96.95%
Argentina	2.51%
Bahrain	0.04%
Brazil	9.66%
Canada	0.93%
Chile	0.69%
China/Hong Kong	30.36%
Cyprus	0.12%
France	0.03%
India	7.94%
Indonesia	0.89%
Israel	0.15%
Japan	0.72%
Malaysia	0.09%
Mexico	6.52%
Netherlands	0.36%
Peru	0.95%
Republic of Korea	19.49%
Russia	6.13%
South Africa	0.34%
Taiwan	5.24%
Turkey	1.54%
United Kingdom	0.07%
United States	2.18%
Preferred Stock	3.25%
Exchange-Traded Funds	0.48%
Participation Notes	0.00%
Total Value of Securities	100.68%
Liabilities Net of Receivables and Other Assets	(0.68%)
Total Net Assets	100.00%

Security type / country and sector allocations

Delaware Emerging Markets Fund

Common stock, participation notes, and preferred stock by sector²	Percentage of net assets
Consumer Discretionary	9.31%
Consumer Staples	9.19%
Energy	11.70%
Financials	12.65%
Healthcare	0.59%
Industrials	1.47%
Information Technology*	35.32%
Materials	4.68%
Real Estate	1.67%
Telecommunication Services.	13.16%
Utilities	0.46%
Total	100.20%

²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

*	To monitor compliance with the Fund’s concentration guidelines as described in the Fund’s Prospectus and Statement of Additional Information, the Information Technology sector (as disclosed herein for financial reporting purposes) is divided into various sub-categories or “industries,” in this case, commercial services, computers, electronics, Internet, semiconductors, and software. As of Nov. 30, 2017, such amounts, as a percentage of total net assets, were 0.12%, 0.08%, 2.29%, 19.85%, 12.88%, and 0.10%, respectively. The percentage in any such single industry will comply with the Fund’s concentration policy even if the percentage in the “Information Technology sector” for financial reporting purposes may exceed 25%.

Security type / country and sector allocations
Delaware Global Value Fund	As of November 30, 2017 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Security type / country	Percentage of net assets
Common Stock by Country	97.26%
Canada	3.61%
France	9.49%
Germany	1.64%
Hong Kong	2.21%
Indonesia	1.79%
Italy	3.20%
Japan	12.34%
Netherlands	3.49%
Republic of Korea	2.67%
Russia	0.96%
Sweden	1.11%
Switzerland	1.59%
United Kingdom	10.81%
United States	42.35%
Short-Term Investments	2.60%
Total Value of Securities	99.86%
Receivables and Other Assets Net of Liabilities	0.14%
Total Net Assets	100.00%

Security type / country and sector allocations

Delaware Global Value Fund

Common stock by sector²	Percentage of net assets
Consumer Discretionary	12.92%
Consumer Staples	5.22%
Energy	3.34%
Financials*	25.72%
Healthcare	11.74%
Industrials	17.00%
Information Technology	13.92%
Materials	1.79%
Telecommunication Services.	5.61%
Total	97.26%

² Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

*	To monitor compliance with the Fund’s concentration guidelines as described in the Fund’s Prospectus and Statement of Additional Information, the Financials sector (as disclosed herein for financial reporting purposes) is divided into various sub-categories or “industries,” in this case, banks, diversified financial services, and insurance. As of Nov. 30, 2017, such amounts, as a percentage of total net assets, were 17.68%, 3.22%, and 4.82%, respectively. The percentage in any such single industry will comply with the Fund’s concentration policy even if the percentage in the “Financials sector” for financial reporting purposes may exceed 25%.

Security type / country and sector allocations

Delaware International Value Equity Fund	As of November 30, 2017 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Security type / country	Percentage of net assets
Common Stock by Country	95.15%
Australia	0.40%
Canada	4.35%
China/Hong Kong	6.84%
Denmark	2.23%
France	19.36%
Germany	5.33%
Indonesia	1.97%
Italy	3.34%
Japan	22.20%
Netherlands	5.26%
Republic of Korea	3.72%
Russia	1.08%
Sweden	4.03%
Switzerland	2.93%
United Kingdom	12.11%
Short-Term Investments	4.37%
Securities Lending Collateral	0.51%
Total Value of Securities	100.03%
Obligation to Return Securities Lending Collateral	(0.51%)
Receivables and Other Assets Net of Liabilities	0.48%
Total Net Assets	100.00%

Security type / country and sector allocations

Delaware International Value Equity Fund

Common stock by sector	Percentage of net assets
Consumer Discretionary	16.30%
Consumer Staples	7.90%
Energy	5.22%
Financials	18.57%
Healthcare	10.37%
Industrials	20.94%
Information Technology	7.74%
Materials	2.63%
Telecommunication Services	5.02%
Utilities	0.46%
Total	95.15%

Schedules of investments

Delaware Emerging Markets Fund	November 30, 2017

	Number of shares	Value (US $)

Common Stock – 96.95%Δ

Argentina – 2.51%
Arcos Dorados Holdings Class A †	3,900,000	$38,805,000
Cablevision Holding GDR †	443,972	10,366,746
Cresud ADR	1,517,127	33,088,540
Grupo Clarin GDR 144A #	131,213	800,491
IRSA Inversiones y Representaciones ADR	1,184,728	35,766,938

		118,827,715

Bahrain – 0.04%
Aluminum Bahrain GDR 144A #	221,400	1,803,458

		1,803,458

Brazil – 9.66%
Aes Tiete Energia	508,806	2,036,188
Atacadao Distribuicao Comercio e Industria †	4,235,000	19,651,942
B2W Cia Digital †	13,015,600	68,349,345
Banco Bradesco ADR	2,215,000	21,684,850
Banco Santander Brasil ADR	3,800,000	33,250,000
BRF ADR †	5,140,000	60,600,600
Centrais Eletricas Brasileiras †	2,140,204	12,245,802
Cia Brasileira de Distribuicao ADR	1,161,295	24,700,745
Gol Linhas Aereas Inteligentes ADR †	2,400,000	20,472,000
Hypermarcas	2,100,000	21,074,096
Itau Unibanco Holding ADR	5,120,000	64,256,000
JBS	3,000,000	7,249,232
Rumo †	1,905,351	7,578,448
Telefonica Brasil ADR	2,699,863	39,310,005
TIM Participacoes ADR	2,430,908	43,610,490
Vale ADR	1,131,557	12,107,660

		458,177,403

Canada – 0.93%
Gran Tierra Energy †	134,900	303,525
Potash Corp of Saskatchewan	2,220,000	43,623,000

		43,926,525

Chile – 0.69%
Cia Cervecerias Unidas ADR	365,790	9,320,329
Latam Airlines Group ADR	236,800	2,995,520
Sociedad Quimica y Minera de Chile ADR	370,000	20,098,400
Vina Concha y Toro	39,250	68,423
		32,482,672
China/Hong Kong – 30.36%
58.com ADR †	90,000	6,456,600
Alibaba Group Holding ADR †	1,100,000	194,788,000
Baidu ADR †	330,300	78,802,974

Schedules of investments

Delaware Emerging Markets Fund

	Number of shares	Value (US $)

Common StockΔ (continued)

China/Hong Kong (continued)
Bitauto Holdings ADR †	454,200	$13,457,946
China Mengniu Dairy	8,120,000	20,684,306
China Mobile	11,824,500	120,287,438
China Mobile ADR	720,064	36,608,054
China Petroleum & Chemical	30,000,000	21,533,283
China Telecom	15,000,000	7,266,798
China Telecom ADR	8,623	418,129
CITIC Securities	3,000,000	6,524,707
Ctrip.com International ADR †	780,000	35,942,400
Guangshen Railway	11,000,000	6,084,390
Haitong Securities	4,000,000	5,996,677
Huatai Securities 144A #	2,000,000	4,063,729
Industrial & Commercial Bank of China	77,732,000	60,798,922
JD.com ADR †	2,905,000	108,792,250
Kunlun Energy	12,000,000	10,423,032
Lenovo Group	6,992,000	3,990,473
Ping An Insurance Group of China	9,000,000	89,308,984
SINA †	1,755,885	171,672,876
Sinofert Holdings †	28,000,000	4,168,833
Sohu.com †	2,080,000	100,651,200
Tencent Holdings	3,750,000	192,004,297
Tianjin Development Holdings	15,885,550	7,409,678
Tingyi Cayman Islands Holding	23,000,000	36,163,198
Tsingtao Brewery	3,574,000	14,517,073
Uni-President China Holdings	35,284,000	27,402,054
Weibo ADR †	430,000	46,680,800
ZhongAn Online P&C Insurance Class H 144A #†	739,600	6,747,182

		1,439,646,283

Cyprus – 0.12%
QIWI ADR	385,284	5,675,233

		5,675,233
France – 0.03%
Vallourec †	258,011	1,391,879

		1,391,879

India – 7.94%
ICICI Bank	7,700,000	36,920,066
Indiabulls Real Estate GDR †	102,021	337,179
RattanIndia Infrastructure GDR †	300,961	44,341
Reliance Industries	14,511,110	207,338,052
Reliance Industries GDR 144A #	3,678,425	102,778,351

	Number of shares	Value (US $)

Common StockΔ (continued)

India (continued)
Tata Chemicals	1,866,909	$21,035,189
United Breweries	484,517	8,140,908

		376,594,086

Indonesia – 0.89%
Astra Agro Lestari	8,732,900	8,942,087
Astra International	56,000,000	33,089,560

		42,031,647

Israel – 0.15%
Teva Pharmaceutical Industries ADR	477,321	7,073,897

		7,073,897

Japan – 0.72%
LINE ADR †	797,176	34,143,048

		34,143,048

Malaysia – 0.09%
UEM Sunrise †	17,000,000	4,368,441

		4,368,441

Mexico – 6.52%
America Movil ADR	1,700,000	29,070,000
Cemex ADR †	3,100,000	23,529,000
Coca-Cola Femsa ADR	1,393,700	95,412,702
Fomento Economico Mexicano ADR	154,722	13,920,338
Grupo Financiero Banorte	4,000,000	23,493,237
Grupo Financiero Santander Mexico Class B ADR	4,908,600	39,906,918
Grupo Lala	3,900,027	5,891,327
Grupo Televisa ADR	3,602,861	67,229,386
Kimberly-Clark de Mexico
Class A	5,880,600	10,539,869

		308,992,777

Netherlands – 0.36%
VEON ADR	4,281,700	17,298,068

		17,298,068

Peru – 0.95%
Cia de Minas Buenaventura ADR	3,217,400	45,011,426

		45,011,426

Republic of Korea – 19.49%
Hyundai Motor	110,000	16,694,782
KB Financial Group ADR	245,928	13,602,278
Kia Motors	380,000	11,769,928
KT&G	215,489	24,157,738
LG Display	1,500,000	42,859,382

Schedules of investments

Delaware Emerging Markets Fund

	Number of shares	Value (US $)

Common StockΔ (continued)

Republic of Korea (continued)
LG Electronics	580,000	$48,261,988
LG Uplus	2,557,121	32,656,503
Lotte	433,093	24,527,421
Lotte Chilsung Beverage	10,337	11,588,458
Lotte Confectionery †	77,086	10,589,807
NAVER	5,250	3,879,587
NCSoft	38,011	15,321,698
Netmarble Games 144A #†	31,528	4,896,147
Samsung Electronics	65,198	153,441,069
Samsung Fire & Marine Insurance	126,287	30,273,535
Samsung Life Insurance	334,939	39,547,043
Shinhan Financial Group Co.	667,253	29,770,233
SK Hynix	2,250,000	160,365,323
SK Telecom	406,620	99,012,390
SK Telecom ADR	5,498,332	150,874,230

		924,089,540

Russia – 6.13%
Enel Russia GDR	21,161	24,741
Etalon Group GDR 144A #	1,616,300	5,495,420
Gazprom ADR	14,600,000	65,305,318
Mail.Ru Group GDR †	741,151	21,759,871
MegaFon GDR	450,000	4,342,500
Mobile TeleSystems ADR	1,200,000	12,444,000
Rosneft Oil GDR	13,500,000	66,704,081
Sberbank of Russia	12,000,000	46,052,002
Sberbank of Russia ADR	800,000	13,080,221
Surgutneftegas ADR	2,014,441	9,269,013
T Plus =†	36,096	0
X5 Retail Group GDR †	526,952	19,549,919
Yandex Class A †	800,000	26,488,000

		290,515,086

South Africa – 0.34%
Impala Platinum Holdings †	3,000,000	8,551,499
Sun International †	290,543	1,157,935
Tongaat Hulett	838,307	6,492,524

		16,201,958

Taiwan – 5.24%
FIT Hon Teng 144A #	20,213,000	15,354,610
Hon Hai Precision Industry	14,960,000	50,219,170
MediaTek	6,500,000	71,230,488

	Number of shares	Value (US $)

Common StockΔ (continued)

Taiwan (continued)
Taiwan Semiconductor Manufacturing	14,661,000	$110,742,730
United Microelectronics	1,327,000	679,967
		248,226,965
Turkey – 1.54%
Akbank Turk	15,000,000	34,407,435
Turk Telekomunikasyon †	951,192	1,380,112
Turkcell Iletisim Hizmetleri	2,427,827	9,430,722
Turkcell Iletisim Hizmetleri ADR	2,059,101	19,726,188
Turkiye Sise ve Cam Fabrikalari	7,651,443	8,179,199
		73,123,656
United Kingdom – 0.07%
Griffin Mining †	3,056,187	3,490,477
		3,490,477
United States – 2.18%
Altaba †	500,000	35,030,000
Micron Technology †	1,610,000	68,247,900
		103,277,900

Total Common Stock (cost $3,922,358,756)		4,596,370,140

Preferred Stock – 3.25%Δ

Brazil – 1.60%
Braskem Class A 2.84%	1,470,000	20,387,664
Gerdau 0.54%	2,764,900	9,358,656
Petroleo Brasileiro Class A ADR †	4,000,000	37,520,000
Usinas Siderurgicas de Minas Gerais SA †	3,235,733	8,461,371
		75,727,691
Republic of Korea – 0.97%
Samsung Electronics 1.40%	23,662	45,890,011
		45,890,011
Russia – 0.68%
AK Transneft 4.71%	10,588	32,238,522
		32,238,522
Total Preferred Stock (cost $99,060,928)		153,856,224

Exchange-Traded Funds – 0.48%

iShares MSCI Brazil Capped ETF	300,000	11,610,000
iShares MSCI Turkey ETF	300,500	11,385,945
Total Exchange-Traded Funds (cost $23,541,971)		22,995,945

Schedules of investments

Delaware Emerging Markets Fund

	Number of shares	Value (US $)

Participation Notes – 0.00%
Lehman Indian Oil
CW 12 LEPO 144A #=†	172,132	$0
Lehman Oil & Natural Gas
CW 12 LEPO =†	254,590	0

Total Participation Notes (cost $8,559,057)		0

Total Value of Securities – 100.68% (cost $4,053,520,712)		$4,773,222,309

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Nov. 30, 2017, the aggregate value of Rule 144A securities was $141,939,388, which represents 2.99% of the Fund’s net assets. See Note 11 in “Notes to financial statements.”

=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”

Δ	Securities have been classified by country of origin. Aggregate classification by business sector has been presented on page 26 in “Security type / country and sector allocations.”

†	Non-income producing security.

The following foreign currency exchange contracts were outstanding at Nov. 30, 2017:1

Foreign Currency Exchange Contracts
Counterparty	Contracts to Receive (Deliver)		In Exchange For	Settlement Date	Unrealized Depreciation
BNYM	HKD	2,786,765	USD (357,058)	12/1/17	$(239)
BNYM	KRW	399,029,131	USD (367,757)	12/1/17	(1,061)

					$(1,300)

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The foreign currency exchange contract presented above represents the Fund’s total exposure in such contract, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 8 in “Notes to financial statements.”

Summary of abbreviations:

ADR – American Depositary Receipt

BNYM – BNY Mellon

ETF – Exchange-Traded Fund

GDR – Global Depositary Receipt

HKD – Hong Kong Dollar

KRW – South Korean Won

LEPO – Low Exercise Price Option

USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

Schedules of investments

Delaware Global Value Fund	November 30, 2017

	Number of shares	Value (US $)
Common Stock – 97.26%Δ
Canada – 3.61%
CGI Group Class A †	7,148	$377,249
Suncor Energy	9,410	326,394

		703,643

France – 9.49%
AXA	12,812	386,568
Sanofi	4,914	448,253
TOTAL	5,718	323,209
Valeo	3,942	285,861
Vinci	3,955	404,018

		1,847,909

Germany – 1.64%
Bayerische Motoren Werke	3,172	320,231

		320,231

Hong Kong – 2.21%
Yue Yuen Industrial Holdings	120,000	429,372

		429,372

Indonesia – 1.79%
Bank Rakyat Indonesia Persero	1,466,405	348,008

		348,008

Italy – 3.20%
Leonardo	12,088	144,512
UniCredit †	23,737	478,538

		623,050

Japan – 12.34%
East Japan Railway	3,470	336,224
ITOCHU	20,078	349,029
Japan Tobacco	14,095	466,802
Matsumotokiyoshi Holdings	1,600	132,507
MINEBEA MITSUMI	17,420	347,431
Mitsubishi UFJ Financial Group	26,524	189,066
Nippon Telegraph & Telephone	6,876	358,955
Toyota Motor	3,520	222,272

		2,402,286

Netherlands – 3.49%
ING Groep CVA	22,856	413,013
Koninklijke Philips	6,897	267,408

		680,421

Republic of Korea – 2.67%
Samsung Electronics	221	520,115

		520,115

Schedules of investments

Delaware Global Value Fund

	Number of shares	Value (US $)
Common StockΔ (continued)
Russia – 0.96%
Mobile TeleSystems ADR	17,945	$186,090

		186,090

Sweden – 1.11%
Tele2 Class B	16,891	216,056

		216,056

Switzerland – 1.59%
Novartis	3,609	309,640

		309,640

United Kingdom – 10.81%
Imperial Brands	10,075	417,602
Meggitt	49,988	327,658
Playtech	29,254	332,726
Rio Tinto	7,363	348,598
Shire	6,524	323,430
Standard Chartered †	35,594	355,114

		2,105,128

United States – 42.35%
American Airlines Group	3,605	182,016
Apple	3,455	593,742
AT&T	9,095	330,876
Caterpillar	4,065	573,775
Cintas	2,280	358,963
Delphi Automotive	4,065	425,483
Goldman Sachs Group	2,175	538,617
International Business Machines	1,585	244,042
Johnson & Johnson	2,670	372,011
JPMorgan Chase & Co.	6,440	673,110
Lowe’s	3,075	256,363
Mylan †	5,855	213,883
Nasdaq	7,930	627,739
Omnicom Group *	3,670	262,185
Oracle	13,085	641,950
Pfizer	9,710	352,084
Target	5,255	314,775
Travelers	4,070	551,770
Wells Fargo & Co.	7,925	447,525
WESCO International †	4,360	285,798

		8,246,707

Total Common Stock (cost $14,564,839)		18,938,656

	Principal amount°	Value (US $)

Short-Term Investments – 2.60%

Discount Notes – 0.51%≠
Federal Farm Credit 1.001% 12/6/17	35,190	$35,184
Federal Home Loan Bank 1.07% 12/21/17	63,247	63,207

		98,391

Repurchase Agreements – 1.64%
Bank of America Merrill Lynch
0.97%, dated 11/30/17, to be repurchased on 12/1/17, repurchase price $52,805 (collateralized by US government obligations 2.250% 12/31/23;market value $53,860)	52,804	52,804
Bank of Montreal
0.92%, dated 11/30/17, to be repurchased on 12/1/17, repurchase price $132,012 (collateralized by US government obligations 0.00%–3.50%
1/2/18–5/15/47; market value $134,649)	132,009	132,009
BNP Paribas
1.00%, dated 11/30/17, to be repurchased on 12/1/17, repurchase price $135,038 (collateralized by US government obligations 0.00%–3.625%
3/31/18–2/15/46; market value $137,735)	135,034	135,034

		319,847

US Treasury Obligation – 0.45%≠
US Treasury Bill 0.93% 12/7/17	87,976	87,962

		87,962

Total Short-Term Investments (cost $506,204)		506,200

Total Value of Securities – 99.86%
(cost $15,071,043)		$19,444,856∎

*	Fully or partially on loan.

≠	The rate shown is the effective yield at the time of purchase.

∎	Includes $262,185 of securities loaned.

°	Principal amount shown is stated in US dollars unless noted that the security is denominated in another currency.

Δ	Securities have been classified by country of origin. Aggregate classification by business sector has been presented on page 28 in “Security type / country and sector allocations.”

†	Non-income producing security.

Summary of abbreviations:

ADR – American Depositary Receipt

CVA – Dutch Certificate

US – US Dollar

See accompanying notes, which are an integral part of the financial statements.

Schedules of investments

Delaware International Value Equity Fund	November 30, 2017

	Number of shares	Value (US $)

Common Stock – 95.15%Δ

Australia – 0.40%
Coca-Cola Amatil	211,581	$1,275,225

		1,275,225

Canada – 4.35%
Alamos Gold *	254,495	1,617,532
CGI Group Class A †	115,273	6,083,741
Suncor Energy	154,800	5,369,376
Yamana Gold	337,672	863,712

		13,934,361

China/Hong Kong – 6.84%
CNOOC	3,421,000	4,691,846
Techtronic Industries	1,291,000	7,484,518
Yue Yuen Industrial Holdings	2,715,000	9,714,540

		21,890,904

Denmark – 2.23%
Carlsberg Class B	60,098	7,129,632

		7,129,632

France – 19.36%
AXA	303,424	9,155,015
Kering	17,758	7,874,715
Publicis Groupe	37,164	2,467,261
Rexel	170,580	3,142,981
Sanofi	109,543	9,992,471
Teleperformance	44,995	6,656,248
TOTAL	117,325	6,631,788
Valeo	59,346	4,303,587
Vinci	114,906	11,738,068

		61,962,134

Germany – 5.33%
Bayerische Motoren Werke	65,601	6,622,777
Deutsche Post	219,122	10,430,351

		17,053,128

Indonesia – 1.97%
Bank Rakyat Indonesia Persero	26,512,800	6,292,037

		6,292,037

Italy – 3.34%
Leonardo	268,201	3,206,343
UniCredit †	371,544	7,490,332

		10,696,675

Japan – 22.20%
East Japan Railway	85,844	8,317,809

	Number of shares	Value (US $)

Common StockΔ (continued)

Japan (continued)
ITOCHU	661,460	$11,498,580
Japan Tobacco	242,800	8,041,116
Matsumotokiyoshi Holdings	25,200	2,086,983
MINEBEA MITSUMI	335,800	6,697,324
Mitsubishi UFJ Financial Group	1,631,557	11,629,941
Nippon Telegraph & Telephone	174,056	9,086,423
Nitori Holdings	23,294	3,804,859
Toyota Motor	156,600	9,888,594

		71,051,629

Netherlands – 5.26%
ING Groep CVA	456,605	8,250,952
Koninklijke Philips	221,246	8,578,072

		16,829,024

Republic of Korea – 3.72%
Samsung Electronics	5,058	11,903,815

		11,903,815

Russia – 1.08%
Mobile TeleSystems ADR	332,500	3,448,025

		3,448,025

Sweden – 4.03%
Nordea Bank	799,697	9,377,571
Tele2 Class B	275,880	3,528,829

		12,906,400

Switzerland – 2.93%
Novartis	109,114	9,361,614

		9,361,614

United Kingdom – 12.11%
Imperial Brands	163,281	6,767,882
Meggitt	813,303	5,330,983
National Grid	123,721	1,481,471
Playtech	595,833	6,776,816
Rio Tinto	125,360	5,935,118
Shire	105,754	5,242,793
Standard Chartered †	723,941	7,222,609

		38,757,672

Total Common Stock (cost $251,440,523)		304,492,275

Schedules of investments

Delaware International Value Equity Fund

	Principal amount°	Value (US $)

Short-Term Investments – 4.37%

Discount Notes – 0.70%≠
Federal Farm Credit 1.00% 12/6/17	1,012,815	$1,012,653
Federal Home Loan Bank 1.07% 12/21/17	1,223,653	1,222,871

		2,235,524

Repurchase Agreements – 2.88%
Bank of America Merrill Lynch 0.97%, dated 11/30/17, to be repurchased on 12/1/17, repurchase price $1,519,784 (collateralized by US government obligations 2.250% 12/31/23; market value $1,550,138)	1,519,743	1,519,743
Bank of Montreal 0.92%, dated 11/30/17, to be repurchased on 12/1/17, repurchase price $3,799,456 (collateralized by US government obligations 0.00%-3.50% 1/2/18–5/15/47; market value $3,875,347)	3,799,359	3,799,359
BNP Paribas 1.00%, dated 11/30/17, to be repurchased on 12/1/17, repurchase price $3,886,533 (collateralized by US government obligations 0.00%–3.625% 3/31/18–2/15/46; market value $3,964,153)	3,886,425	3,886,425

		9,205,527

US Treasury Obligation – 0.79%≠
US Treasury Bill 0.93% 12/7/17	2,532,038	2,531,631

		2,531,631

Total Short-Term Investments (cost $13,972,773)		13,972,682

Total Value of Securities Before Securities Lending Collateral – 99.52% (cost $265,413,296)		318,464,957

Security Lending Collateral – 0.51%**

Certificates of Deposit – 0.16%≠
Australia & New Zealand Banking Group (London) 1.18% 12/1/17	73,000	73,000
Bank of Nova Scotia (Toronto) 1.10% 12/1/17	73,000	73,000
Canadian Imperial Bank of Commerce (Cayman) 1.08% 12/1/17	73,000	73,000
Commonwealth Bank of Australia (London) 1.10% 12/1/17	73,000	73,000
National Australia Bank (Cayman) 1.05% 12/1/17	73,000	73,000
National Bank of Canada (Montreal) 1.08% 12/1/17	73,000	73,000
Royal Bank of Canada (Toronto) 1.08% 12/1/17	73,000	73,000

		511,000

	Principal amount°	Value (US $)

Security Lending Collateral** (continued)

Repurchase Agreements – 0.35%
Bank of Nova Scotia 1.03%, dated 11/30/17, to be repurchased on 12/1/17, repurchase price $376,515 (collateralized by US government obligations 1.143%–8.750% 4/30/19–2/28/22; market value $384,046)	376,504	$376,504
JPMorgan Securities 1.04%, dated 11/30/17, to be repurchased on 12/1/17, repurchase price $376,515 (collateralized by US government obligations 0.125%-1.875% 7/15/18–7/15/22; market value $384,037)	376,504	376,504
Merrill Lynch, Pierce, Fenner & Smith 1.01, dated 11/30/17, to be repurchased on 12/1/17, repurchase price $353,587 (collateralized by US government obligations 1.250% 7/15/20; market value $360,650)	353,577	353,577

		1,106,585

Total Securities Lending Collateral (cost $1,617,585)		1,617,585

Total Value of Securities – 100.03% (cost $267,030,881)		$320,082,542∎

*	Fully or partially on loan.
**	See Note 10 in “Notes to financial statements” for additional information on securities lending collateral and non-cash collateral.
≠	The rate shown is the effective yield at the time of purchase.
∎	Includes $1,555,423 of securities loaned.
°	Principal amount shown is stated in US dollars unless noted that the security is denominated in another currency.
Δ	Securities have been classified by country of origin. Aggregate classification by business sector has been presented on page 30 in “Security type / country and sector allocations.”
†	Non-income producing security.

Summary of abbreviations:

ADR – American Depositary Receipt

CVA – Dutch Certificate

See accompanying notes, which are an integral part of the financial statements.

Statements of assets and liabilities

November 30, 2017

	Delaware Emerging Markets Fund	Delaware Global Value Fund	Delaware International Value Equity Fund
Assets:
Investments, at value1, [2]	$4,773,222,309	$18,938,656	$304,492,275
Short-term investments, at value[3]	—	506,200	13,972,682
Short-term investments held as collateral for loaned securities, at value[4]	—	—	1,617,585
Foreign currencies, at value[5]	29,435,642	21,255	515,342
Cash	—	863	1,488
Receivable for fund shares sold	20,574,334	608	506,003
Dividends and interest receivable	2,213,738	41,926	600,744
Foreign tax reclaims receivable	140,139	14,306	634,171
Securities lending income receivable	—	26	538
Receivable from investment manager	—	12,849	—

Total assets	4,825,586,162	19,536,689	322,340,828

Liabilities:
Cash due to custodian	44,452,242	—	—
Payable for securities purchased	19,003,700	—	—
Payable for fund shares redeemed	4,159,349	—	261,969
Obligation to return securities lending collateral	—	—	1,615,172
Investment management fees payable to affiliates	4,498,405	—	222,683
Other accrued expenses	1,558,609	7,500	122,017
Accounting and administration expenses payable to non-affiliates	346,496	12,068	35,522
Distribution fees payable to affiliates	280,663	6,115	32,952
Dividend disbursing and transfer agent fees and expenses payable to affiliates	77,547	315	5,156
Audit and tax fees payable	37,676	37,676	37,676
Trustees’ fees and expenses payable	32,231	133	2,176
Accounting and administration expenses payable to affiliates	15,329	390	1,326
Legal fees payable to affiliates	7,575	1,037	845
Reports and statements to shareholders payable to affiliates	3,554	15	240
Unrealized depreciation on foreign currency exchange contracts	1,300	—	—
Deferred capital gains tax payable	9,983,459	—	—
Other liabilities	—	—	2,461

Total liabilities	84,458,135	65,249	2,340,195

Total Net Assets	$4,741,128,027	$19,471,440	$320,000,633

	Delaware Emerging Markets Fund	Delaware Global Value Fund	Delaware International Value Equity Fund

Net Assets Consist of:
Paid-in capital	$4,081,445,848	$15,334,277	$281,303,661
Undistributed net investment income	13,486,339	206,857	5,097,707
Accumulated net realized loss on investments	(63,539,355)	(444,471)	(19,467,274)
Net unrealized appreciation of investments[6]	709,718,138	4,373,813	53,051,661
Net unrealized appreciation of foreign currencies	18,357	964	14,878
Net unrealized appreciation (depreciation) of foreign currency exchange contracts	(1,300)	—	—

Total Net Assets	$4,741,128,027	$19,471,440	$320,000,633

Net Asset Value

Class A:
Net assets	$463,441,053	$12,977,169	$68,411,738
Shares of beneficial interest outstanding, unlimited authorization, no par	23,058,257	982,111	4,367,757
Net asset value per share	$20.10	$13.21	$15.66
Sales charge	5.75%	5.75%	5.75%
Offering price per share, equal to net asset value per share / (1 – sales charge)	$21.33	$14.02	$16.62

Class C:
Net assets	$190,226,393	$4,210,410	$21,504,950
Shares of beneficial interest outstanding, unlimited authorization, no par	10,182,299	326,417	1,400,296
Net asset value per share	$18.68	$12.90	$15.36

Class R:
Net assets	$61,735,209	$—	$3,439,821
Shares of beneficial interest outstanding, unlimited authorization, no par	3,054,441	—	220,596
Net asset value per share	$20.21	$—	$15.59

Statements of assets and liabilities

	Delaware Emerging Markets Fund	Delaware Global Value Fund	Delaware International Value Equity Fund

Institutional Class:
Net assets	$3,885,606,364	$2,283,861	$226,644,124
Shares of beneficial interest outstanding, unlimited authorization, no par	191,791,657	172,055	14,396,226
Net asset value per share	$20.26	$13.27	$15.74

Class R6:
Net assets	$140,119,008	$—	$—
Shares of beneficial interest outstanding, unlimited authorization, no par	6,911,706	—	—
Net asset value per share	$20.27	$—	$—

[1]Investments, at cost	$4,053,520,712	$14,564,839	$251,440,523
[2]Including securities on loan	—	262,185	1,555,423
[3]Short-term investments, at cost	—	506,204	13,972,773
[4]Short-term investments held as collateral for loaned securities, at cost	—	—	1,617,585
[5]Foreign currencies, at cost	29,421,092	20,815	506,830
[6]Includes deferred capital gains tax payable	9,983,459	—	—

See accompanying notes, which are an integral part of the financial statements.

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Statements of operations

Delaware International Funds	Year ended November 30, 2017

	Delaware Emerging Markets Fund	Delaware Global Value Fund	Delaware International Value Equity Fund

Investment Income:
Dividends	$100,718,399	$549,917	$9,341,237
Interest	5,716	1,411	59,836
Securities lending income	—	2,129	43,967
Foreign tax withheld	(6,335,795)	(32,676)	(866,348)

	94,388,320	520,781	8,578,692

Expenses:
Management fees	39,645,070	163,117	2,433,487
Distribution expenses – Class A	1,282,986	32,003	158,650
Distribution expenses – Class C	1,504,101	42,915	206,516
Distribution expenses – Class R	250,796	—	12,623
Dividend disbursing and transfer agent fees and expenses	5,412,581	30,484	336,068
Custodian fees	1,039,328	5,844	69,907
Accounting and administration expenses	841,311	16,384	83,431
Registration fees	521,282	60,887	85,824
Reports and statements to shareholders	338,926	8,293	41,777
Legal fees	240,591	3,667	20,743
Trustees’ fees and expenses	162,205	919	13,503
Audit and tax	40,132	38,291	38,503
Other	77,975	12,246	21,912

	51,357,284	415,050	3,522,944
Less expenses waived	(96,636)	(90,607)	—
Less expenses paid indirectly	(2,269)	(100)	(633)

Total operating expenses	51,258,379	324,343	3,522,311

Net Investment Income	43,129,941	196,438	5,056,381

	Delaware Emerging Markets Fund	Delaware Global Value Fund	Delaware International Value Equity Fund

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$18,422,189	$(396,107)	$(4,424,805)
Foreign currencies	232,342	4,222	35,317
Foreign currency exchange contracts	(978,334)	13,350	105,560

Net realized gain (loss)	17,676,197	(378,535)	(4,283,928)

Net change in unrealized appreciation (depreciation) of:
Investments[1]	974,049,210	3,189,867	58,413,313
Foreign currencies	37,620	2,986	104,808
Foreign currency exchange contracts	(1,391)	—	—

Net change in unrealized appreciation (depreciation)	974,085,439	3,192,853	58,518,121

Net Realized and Unrealized Gain	991,761,636	2,814,318	54,234,193

Net Increase in Net Assets Resulting from Operations	$1,034,891,577	$3,010,756	$59,290,574

1Includes $8,769,753 increase in capital gains tax accrued for Delaware Emerging Markets Fund.

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Delaware Emerging Markets Fund

	Year ended
	11/30/17	11/30/16

Increase (Decrease) in Net Assets from Operations:
Net investment income	$43,129,941	$7,498,568
Net realized gain (loss)	17,676,197	(9,253,533)
Net change in unrealized appreciation (depreciation)	974,085,439	181,929,440

Net increase in net assets resulting from operations	1,034,891,577	180,174,475

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(3,211,395)	(84,127)
Class C	(95,955)	—
Class R	(170,901)	—
Institutional Class	(13,058,434)	(3,161,089)
Class R6	(13,492)	—

	(16,550,177)	(3,245,216)

Capital Share Transactions:
Proceeds from shares sold:
Class A	236,362,922	320,861,555
Class C	64,662,798	11,210,598
Class R	26,236,730	15,921,415
Institutional Class	2,501,849,920	559,676,114
Class R6	138,637,939	313,729
Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	3,152,907	81,518
Class C	91,725	—
Class R	170,579	—
Institutional Class	9,447,872	2,509,155
Class R6	13,492	—

	2,980,626,884	910,574,084

	Year ended
	11/30/17	11/30/16

Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(404,967,706)	$(159,186,373)
Class C	(40,197,551)	(36,467,120)
Class R	(16,565,446)	(7,742,810)
Institutional Class	(754,898,858)	(603,723,575)
Class R6	(5,860,644)	(25,146)

	(1,222,490,205)	(807,145,024)

Increase in net assets derived from capital share transactions	1,758,136,679	103,429,060

Net Increase in Net Assets	2,776,478,079	280,358,319

Net Assets:
Beginning of year	1,964,649,948	1,684,291,629

End of year	$4,741,128,027	$1,964,649,948

Undistributed (distributions in excess of) net investment income	$13,486,339	$(13,846,504)

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Delaware Global Value Fund

	Year ended
	11/30/17	11/30/16

Increase (Decrease) in Net Assets from Operations:
Net investment income	$196,438	$165,063
Net realized gain (loss)	(378,535)	649,961
Net change in unrealized appreciation (depreciation)	3,192,853	(310,116)

Net increase in net assets resulting from operations	3,010,756	504,908

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(214,985)	(104,081)
Class C	(45,327)	—
Institutional Class	(30,941)	(20,540)

	(291,253)	(124,621)

Capital Share Transactions:
Proceeds from shares sold:
Class A	1,018,925	729,328
Class C	643,132	329,276
Institutional Class	930,642	172,714
Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	206,409	100,258
Class C	44,578	—
Institutional Class	27,498	17,485

	2,871,184	1,349,061

	Year ended
	11/30/17	11/30/16

Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(2,523,541)	$(3,077,056)
Class C	(1,195,075)	(911,456)
Institutional Class	(590,138)	(650,267)

	(4,308,754)	(4,638,779)

Decrease in net assets derived from capital share transactions	(1,437,570)	(3,289,718)

Net Increase (Decrease) in Net Assets	1,281,933	(2,909,431)

Net Assets:
Beginning of year	18,189,507	21,098,938

End of year	$19,471,440	$18,189,507

Undistributed net investment income	$206,857	$284,100

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Delaware International Value Equity Fund

	Year ended
	11/30/17	11/30/16

Increase (Decrease) in Net Assets from Operations:
Net investment income	$5,056,381	$3,945,931
Net realized gain (loss)	(4,283,928)	8,525,978
Net change in unrealized appreciation (depreciation)	58,518,121	(9,126,819)

Net increase in net assets resulting from operations	59,290,574	3,345,090

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(1,135,918)	(843,910)
Class C	(294,982)	(133,918)
Class R	(32,069)	(16,051)
Institutional Class	(3,801,623)	(2,426,729)

	(5,264,592)	(3,420,608)

Capital Share Transactions:
Proceeds from shares sold:
Class A	16,868,024	9,364,853
Class C	4,847,373	1,698,895
Class R	2,246,244	601,854
Institutional Class	66,981,526	50,653,860

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	1,096,074	822,166
Class C	285,822	129,562
Class R	32,069	16,050
Institutional Class	3,767,360	2,410,920

	96,124,492	65,698,160

	Year ended
	11/30/17	11/30/16

Capital Shares Transactions (continued):
Cost of shares redeemed:
Class A	$(16,493,701)	$(21,479,373)
Class C	(9,211,639)	(6,402,105)
Class R	(872,466)	(476,291)
Institutional Class	(47,150,045)	(49,791,088)

	(73,727,851)	(78,148,857)

Increase (decrease) in net assets derived from capital share transactions	22,396,641	(12,450,697)

Net Increase (Decrease) in Net Assets	76,422,623	(12,526,215)

Net Assets:
Beginning of year	243,578,010	256,104,225

End of year	$320,000,633	$243,578,010

Undistributed net investment income	$5,097,707	$5,165,041

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Emerging Markets Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income (loss)[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Return of capital
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[4]
Ratio of expenses to average net assets prior to fees waived[4,5]
Ratio of net investment income (loss) to average net assets
Ratio of net investment income (loss) to average net assets prior to fees waived[5]
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.

[2]	For the year ended Nov. 30, 2016, net investment income distributions of $84,127 was made by the Fund’s A Class, which calculated to a de minimis amount of $(0.004) per share.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

[5]	Expenses paid indirectly were not material and had no impact on the ratios disclosed. Expenses paid indirectly for the year ended Nov. 30, 2017 are reflected on the “Statements of operations.”

See accompanying notes, which are an integral part of the financial statements.

Year ended

11/30/17	11/30/16		11/30/15	11/30/14	11/30/13

$ 14.57	$ 12.80		$ 16.08	$ 16.23	$ 13.50

0.19	0.05		(0.01)	0.01	0.02
5.44	1.72		(2.85)	(0.04)	2.82

5.63	1.77		(2.86)	(0.03)	2.84

(0.10)	—	[2]	(0.07)	(0.12)	(0.11)
—	—		(0.02)	—	—
—	—		(0.33)	—	—

(0.10)	—		(0.42)	(0.12)	(0.11)

$ 20.10	$ 14.57		$ 12.80	$ 16.08	$ 16.23

38.94%	13.87%		(18.15% )	(0.20% )	21.16%

$463,441	$461,124		$274,075	$423,620	$498,686
1.66%	1.74%		1.75%	1.69%	1.71%
1.66%	1.78%		1.75%	1.69%	1.75%
1.10%	0.35%		(0.08% )	0.01%	0.16%
1.10%	0.31%		(0.08% )	0.01%	0.12%
11%	25%		12%	26%	24%

Financial highlights

Delaware Emerging Markets Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income (loss)[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Return of capital
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[3]
Ratio of expenses to average net assets prior to fees waived[3,4]
Ratio of net investment income (loss) to average net assets
Ratio of net investment income (loss) to average net assets prior to fees waived[4]
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

[4]	Expenses paid indirectly were not material and had no impact on the ratios disclosed. Expenses paid indirectly for the year ended Nov. 30, 2017 are reflected on the “Statements of operations.”

See accompanying notes, which are an integral part of the financial statements.

			Year ended

11/30/17	11/30/16		11/30/15	11/30/14	11/30/13

$ 13.56	$ 12.00		$ 15.14	$ 15.30	$ 12.74

0.06	(0.05)		(0.11)	(0.12)	(0.08)
5.07	1.61		(2.68)	(0.03)	2.66

5.13	1.56		(2.79)	(0.15)	2.58

(0.01)	—		—	(0.01)	(0.02)
—	—		(0.02)	—	—
—	—		(0.33)	—	—

(0.01)	—		(0.35)	(0.01)	(0.02)

$ 18.68	$ 13.56		$ 12.00	$ 15.14	$ 15.30

37.87%	13.00%		(18.74% )	(0.97% )	20.25%

$190,227	$120,306		$131,724	$198,428	$180,168
2.41%	2.49%		2.50%	2.44%	2.46%
2.41%	2.53%		2.50%	2.44%	2.46%
0.35%	(0.40%	)	(0.83% )	(0.74% )	(0.59% )
0.35%	(0.44%	)	(0.83% )	(0.74% )	(0.59% )
11%	25%		12%	26%	24%

Financial highlights

Delaware Emerging Markets Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income (loss)[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Return of capital
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[3]
Ratio of expenses to average net assets prior to fees waived[3,4]
Ratio of net investment income (loss) to average net assets
Ratio of net investment income (loss) to average net assets prior to fees waived[4]
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

[4]	Expenses paid indirectly were not material and had no impact on the ratios disclosed. Expenses paid indirectly for the year ended Nov. 30, 2017 are reflected on the “Statements of operations.”

See accompanying notes, which are an integral part of the financial statements.

Year ended

11/30/17	11/30/16	11/30/15	11/30/14	11/30/13

$ 14.66	$ 12.90	$ 16.20	$ 16.35	$ 13.60

0.15	0.02	(0.05)	(0.06)	(0.01)
5.47	1.74	(2.88)	(0.01)	2.84

5.62	1.76	(2.93)	(0.07)	2.83

(0.07)	—	(0.02)	(0.08)	(0.08)
—	—	(0.02)	—	—
—	—	(0.33)	—	—

(0.07)	—	(0.37)	(0.08)	(0.08)

$ 20.21	$ 14.66	$ 12.90	$ 16.20	$ 16.35

38.51%	13.64%	(18.37% )	(0.44% )	20.86%

$61,735	$36,591	$ 24,299	$ 14,173	$ 5,282
1.91%	1.99%	2.00%	1.94%	1.96%
1.91%	2.03%	2.00%	1.94%	2.04%
0.85%	0.10%	(0.33% )	(0.24% )	(0.09% )
0.85%	0.06%	(0.33% )	(0.24% )	(0.17% )
11%	25%	12%	26%	24%

Financial highlights

Delaware Emerging Markets Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Return of capital
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[3]
Ratio of expenses to average net assets prior to fees waived[3,4]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived[4]
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

[4]	Expenses paid indirectly were not material and had no impact on the ratios disclosed. Expenses paid indirectly for the year ended Nov. 30, 2017 are reflected on the “Statements of operations.”

See accompanying notes, which are an integral part of the financial statements.

Year ended

11/30/17	11/30/16	11/30/15	11/30/14	11/30/13

$ 14.69	$ 12.90	$ 16.21	$ 16.36	$ 13.60

0.25	0.08	0.02	0.04	0.06
5.46	1.75	(2.87)	(0.04)	2.84

5.71	1.83	(2.85)	—	2.90

(0.14)	(0.04)	(0.11)	(0.15)	(0.14)
—	—	(0.02)	—	—
—	—	(0.33)	—	—

(0.14)	(0.04)	(0.46)	(0.15)	(0.14)

$ 20.26	$ 14.69	$ 12.90	$ 16.21	$ 16.36

39.23%	14.22%	(17.96% )	0.04%	21.50%

$3,885,606	$1,346,361	$1,254,194	$2,464,277	$1,974,807
1.41%	1.49%	1.50%	1.44%	1.46%
1.41%	1.53%	1.50%	1.44%	1.46%
1.35%	0.60%	0.17%	0.26%	0.41%
1.35%	0.56%	0.17%	0.26%	0.41%
11%	25%	12%	26%	24%

Financial highlights

Delaware Emerging Markets Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended 11/30/17	5/2/16[1] to 11/30/16

Net asset value, beginning of period	$ 14.69	$ 13.55

Income from investment operations:
Net investment income[2]	0.28	0.08
Net realized and unrealized gain	5.45	1.06

Total from investment operations	5.73	1.14

Less dividends and distributions from:
Net investment income	(0.15)	—

Total dividends and distributions	(0.15)	—

Net asset value, end of period	$ 20.27	$ 14.69

Total return[3]	39.43%	8.41%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$140,119	$ 268
Ratio of expenses to average net assets[4]	1.28%	1.32%
Ratio of expenses to average net assets prior to fees waived[4,5]	1.28%	1.37%
Ratio of net investment income to average net assets	1.47%	0.85%
Ratio of net investment income to average net assets prior to fees waived[5]	1.47%	0.80%
Portfolio turnover	11%	25%	[6]

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

[5]	Expenses paid indirectly were not material and had no impact on the ratios disclosed. Expenses paid indirectly for the year ended Nov. 30, 2017 are reflected on the “Statements of operations.”

[6]	Portfolio turnover is representative of the Fund for the entire year ended Nov. 30, 2016.

See accompanying notes, which are an integral part of the financial statements.

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Financial highlights

Delaware Global Value Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived[3]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived[3]
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

[3]	Expenses paid indirectly were not material and had no impact on the ratios disclosed. Expenses paid indirectly for the year ended Nov. 30, 2017 are reflected on the “Statement of operations.”

See accompanying notes, which are an integral part of the financial statements.

Year ended

11/30/17	11/30/16	11/30/15	11/30/14	11/30/13

$ 11.46	$ 11.16	$ 11.71	$ 11.27	$ 9.01

0.14	0.11	0.08	0.07	0.08
1.81	0.27	(0.58)	0.44	2.28

1.95	0.38	(0.50)	0.51	2.36

(0.20)	(0.08)	(0.05)	(0.07)	(0.10)

(0.20)	(0.08)	(0.05)	(0.07)	(0.10)

$ 13.21	$ 11.46	$ 11.16	$ 11.71	$ 11.27

17.24%	3.45%	(4.27% )	4.57%	26.46%

$12,977	$12,460	$14,457	$16,950	$16,951
1.55%	1.55%	1.64%	1.55%	1.55%
2.02%	1.88%	1.89%	1.80%	1.82%
1.16%	1.01%	0.71%	0.58%	0.75%
0.69%	0.69%	0.46%	0.32%	0.48%
12%	12%	14%	43%	27%

Financial highlights

Delaware Global Value Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income (loss)[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived[4]
Ratio of net investment income (loss) to average net assets
Ratio of net investment income (loss) to average net assets prior to fees waived[4]
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.

[2]	Amount is less than $(0.005) per share.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expenses paid indirectly were not material and had no impact on the ratios disclosed. Expenses paid indirectly for the year ended Nov. 30, 2017 are reflected on the “Statement of operations.”

[5]	Amount is less than (0.01%).

See accompanying notes, which are an integral part of the financial statements.

Year ended

11/30/17	11/30/16		11/30/15		11/30/14		11/30/13

$ 11.20	$ 10.90		$ 11.48		$ 11.06		$ 8.85

0.05	0.03		—	[2]	(0.02)		—	[2]
1.77	0.27		(0.58)		0.44		2.25

1.82	0.30		(0.58)		0.42		2.25

(0.12)	—		—		—		(0.04)

(0.12)	—		—		—		(0.04)

$ 12.90	$ 11.20		$ 10.90		$ 11.48		$ 11.06

16.37%	2.75%		(5.05%	)	3.80%		25.48%

$ 4,210	$ 4,116		$ 4,601		$ 5,361		$ 5,882
2.30%	2.30%		2.39%		2.30%		2.30%
2.77%	2.63%		2.64%		2.55%		2.53%
0.41%	0.26%		(0.04%	)	(0.17%	)	0.00%	[5]
(0.06% )	(0.06%	)	(0.29%	)	(0.43%	)	(0.23%	)
12%	12%		14%		43%		27%

Financial highlights

Delaware Global Value Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived[3]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived[3]
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Expenses paid indirectly were not material and had no impact on the ratios disclosed. Expenses paid indirectly for the year ended Nov. 30, 2017 are reflected on the “Statement of operations.”

See accompanying notes, which are an integral part of the financial statements.

Year ended

11/30/17	11/30/16	11/30/15	11/30/14	11/30/13

$ 11.51	$ 11.21	$ 11.77	$ 11.32	$ 9.05

0.18	0.14	0.11	0.10	0.10
1.81	0.27	(0.59)	0.45	2.29

1.99	0.41	(0.48)	0.55	2.39

(0.23)	(0.11)	(0.08)	(0.10)	(0.12)

(0.23)	(0.11)	(0.08)	(0.10)	(0.12)

$ 13.27	$ 11.51	$ 11.21	$ 11.77	$ 11.32

17.53%	3.71%	(4.09% )	4.88%	26.75%

$ 2,284	$ 1,614	$ 2,042	$ 2,348	$ 2,112
1.30%	1.30%	1.39%	1.30%	1.30%
1.77%	1.63%	1.64%	1.55%	1.53%
1.41%	1.26%	0.96%	0.83%	1.00%
0.94%	0.94%	0.71%	0.57%	0.77%
12%	12%	14%	43%	27%

Financial highlights

Delaware International Value Equity Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived[3]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived[3]
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

[3]	Expenses paid indirectly were not material and had no impact on the ratios disclosed. Expenses paid indirectly for the year ended Nov. 30, 2017 are reflected on the “Statements of operations.”

See accompanying notes, which are an integral part of the financial statements.

Year ended

11/30/17	11/30/16	11/30/15	11/30/14	11/30/13

$ 12.94	$ 12.96	$ 13.53	$ 14.26	$ 11.59

0.24	0.19	0.17	0.27	0.17
2.75	(0.05)	(0.47)	(0.85)	2.65

2.99	0.14	(0.30)	(0.58)	2.82

(0.27)	(0.16)	(0.27)	(0.15)	(0.15)

(0.27)	(0.16)	(0.27)	(0.15)	(0.15)

$ 15.66	$ 12.94	$ 12.96	$ 13.53	$ 14.26

23.53%	1.15%	(2.23% )	(4.13% )	24.64%

$ 68,412	$54,967	$66,785	$74,118	$104,289
1.35%	1.36%	1.40%	1.42%	1.45%
1.35%	1.36%	1.40%	1.42%	1.51%
1.65%	1.50%	1.24%	1.85%	1.31%
1.65%	1.50%	1.24%	1.85%	1.25%
15%	13%	13%	26%	30%

Financial highlights

Delaware International Value Equity Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived[3]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived[3]
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Expenses paid indirectly were not material and had no impact on the ratios disclosed. Expenses paid indirectly for the year ended Nov. 30, 2017 are reflected on the “Statements of operations.”

See accompanying notes, which are an integral part of the financial statements.

Year ended

11/30/17	11/30/16	11/30/15	11/30/14	11/30/13

$ 12.69	$ 12.71	$ 13.27	$ 13.99	$ 11.38

0.13	0.09	0.06	0.16	0.07
2.72	(0.04)	(0.46)	(0.83)	2.61

2.85	0.05	(0.40)	(0.67)	2.68

(0.18)	(0.07)	(0.16)	(0.05)	(0.07)

(0.18)	(0.07)	(0.16)	(0.05)	(0.07)

$ 15.36	$ 12.69	$ 12.71	$ 13.27	$ 13.99

22.71%	0.36%	(2.99% )	(4.80% )	23.60%

$ 21,505	$21,672	$26,402	$28,609	$ 33,566
2.10%	2.11%	2.15%	2.17%	2.20%
2.10%	2.11%	2.15%	2.17%	2.22%
0.90%	0.75%	0.49%	1.10%	0.56%
0.90%	0.75%	0.49%	1.10%	0.54%
15%	13%	13%	26%	30%

Financial highlights

Delaware International Value Equity Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived[3]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived[3]
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

[3]	Expenses paid indirectly were not material and had no impact on the ratios disclosed. Expenses paid indirectly for the year ended Nov. 30, 2017 are reflected on the “Statements of operations.”

See accompanying notes, which are an integral part of the financial statements.

Year ended

11/30/17	11/30/16	11/30/15	11/30/14	11/30/13

$ 12.88	$ 12.90	$ 13.47	$ 14.20	$ 11.54

0.20	0.16	0.13	0.23	0.14
2.75	(0.05)	(0.47)	(0.85)	2.65

2.95	0.11	(0.34)	(0.62)	2.79

(0.24)	(0.13)	(0.23)	(0.11)	(0.13)

(0.24)	(0.13)	(0.23)	(0.11)	(0.13)

$ 15.59	$ 12.88	$ 12.90	$ 13.47	$ 14.20

23.26%	0.88%	(2.50% )	(4.37% )	24.28%

$ 3,440	$ 1,578	$ 1,449	$ 2,317	$ 2,898
1.60%	1.61%	1.65%	1.67%	1.70%
1.60%	1.61%	1.65%	1.67%	1.80%
1.40%	1.25%	0.99%	1.60%	1.06%
1.40%	1.25%	0.99%	1.60%	0.96%
15%	13%	13%	26%	30%

Financial highlights

Delaware International Value Equity Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived[3]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived[3]
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Expenses paid indirectly were not material and had no impact on the ratios disclosed. Expenses paid indirectly for the year ended Nov. 30, 2017 are reflected on the “Statements of operations.”

See accompanying notes, which are an integral part of the financial statements.

Year ended

11/30/17	11/30/16	11/30/15	11/30/14	11/30/13

$ 13.00	$ 13.02	$ 13.60	$ 14.33	$ 11.65

0.28	0.22	0.20	0.30	0.20
2.76	(0.04)	(0.48)	(0.85)	2.66

3.04	0.18	(0.28)	(0.55)	2.86

(0.30)	(0.20)	(0.30)	(0.18)	(0.18)

(0.30)	(0.20)	(0.30)	(0.18)	(0.18)

$ 15.74	$ 13.00	$ 13.02	$ 13.60	$ 14.33

23.87%	1.41%	(2.03% )	(3.88% )	24.91%

$226,644	$165,361	$161,468	$181,828	$178,614
1.10%	1.11%	1.15%	1.17%	1.20%
1.10%	1.11%	1.15%	1.17%	1.22%
1.90%	1.75%	1.49%	2.10%	1.56%
1.90%	1.75%	1.49%	2.10%	1.54%
15%	13%	13%	26%	30%

Notes to financial statements

Delaware International Funds	November 30, 2017

Delaware Group® Global & International Funds (Trust) is organized as a Delaware statutory trust and offers four series: Delaware Emerging Markets Fund, Delaware International Small Cap Fund, Delaware Global Value Fund, and Delaware International Value Equity Fund. These financial statements and the related notes pertain to Delaware Emerging Markets Fund, Delaware Global Value Fund, and Delaware International Value Equity Fund (each, a Fund or collectively, the Funds). The Trust is an open-end investment company. Each Fund is considered diversified under the Investment Company Act of 1940, as amended, (1940 Act), and offers Class A, Class C, Class R, and Institutional Class shares. Emerging Markets Fund also offers Class R6 shares. As of Nov. 30, 2017, Delaware Global Value Fund has not commenced operations of its Class R shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) instead of a front-end sales charge of 1.00% if redeemed during the first year, and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class C shares are sold with a CDSC of 1.00%, if redeemed during the first 12 months. Class R, Institutional Class, and Class R6 shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries.

The investment objective of Delaware Emerging Markets Fund and Delaware Global Value Fund is to seek long-term capital appreciation.

The investment objective of Delaware International Value Equity Fund is to seek long-term growth without undue risk to principal.

1. Significant Accounting Policies

The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Funds.

Security Valuation  –  Equity securities and exchange-traded funds (ETFs), except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security or ETF does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Funds may use fair value pricing more frequently for securities traded primarily in non-US markets because, among other things, most foreign markets close well before the Funds value their securities, generally as of 4:00pm Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. Whenever such a significant event occurs, the Funds may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing). The foregoing valuation policies apply to restricted and unrestricted securities.

Federal and Foreign Income Taxes  –  No provision for federal income taxes has been made as each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Each Fund evaluates tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed each Fund’s tax positions taken or to be taken on each Fund’s federal income tax returns through the year ended Nov. 30, 2017 and for all open tax years (years ended Nov. 30, 2014–Nov. 30, 2016), and has concluded that no provision for federal income tax is required in any Fund’s financial statements. If applicable, the Funds recognize interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the “Statements of operations.” During the year ended Nov. 30, 2017, the Funds did not incur any interest or tax penalties. In regard to foreign taxes only, each Fund has open tax years in certain foreign countries in which it invests that may date back to the inception of each Fund.

Class Accounting  –   Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the various classes of each Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class. Class R6 shares will not be allocated any expenses related to service fees, sub-accounting fees, and/or sub-transfer agency fees paid to brokers, dealers, or other financial intermediaries.

Underlying Funds  –  The Funds may invest in other investment companies (Underlying Funds) to the extent permitted by the 1940 Act. The Underlying Funds in which the Funds invest include ETFs. A Fund will indirectly bear the investment management fees and other expenses of the Underlying Funds.

Repurchase Agreements  –  Each Fund may purchase certain US government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with each Fund’s custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on Nov. 30, 2017, and matured on the next business day.

Foreign Currency Transactions  –  Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with each Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into US dollars at the exchange rate of such currencies against the US dollar. Transaction gains or losses resulting from

Notes to financial statements

Delaware International Funds

1. Significant Accounting Policies (continued)

changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Funds generally do not bifurcate that portion of realized gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices. These gains and losses are included on the “Statements of operations” under “Net realized and unrealized gain (loss) on investments.” Each Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates  –  Each Fund is an investment company, whose financial statements are prepared in conformity with US GAAP. Therefore, each Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other  –  Expenses directly attributable to a Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware FundsSM by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that a Fund is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends have been recorded in accordance with each Fund’s understanding of the applicable country’s tax rules and rates. Each Fund may pay foreign capital gains taxes on certain foreign securities held, which are reported as components of realized losses for financial reporting purposes, whereas such components are treated as ordinary loss for federal income tax purposes. Each Fund will accrue such taxes as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.

Each Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually. Each Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

Each Fund receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement are included on the “Statements of operations” under “Custodian fees” with the corresponding offset included under “Less expenses paid indirectly.” For the year ended Nov. 30, 2017, Delaware Global Value Fund and Delaware International Value Equity Fund earned $3 and $67, respectively, under this agreement.

Each Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expense paid under this arrangement is included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expense offset included under “Less expense paid indirectly.” For the year ended Nov. 30, 2017, each Fund earned the following amounts under this agreement:

Delaware Emerging Markets Fund	Delaware Global Value Fund	Delaware International Value Equity Fund
$2,269	$97	$566

During the year ended Nov. 30, 2017, Delaware Emerging Markets Fund frequently maintained a negative cash balance with its custodian, which is considered a form of borrowing or leverage. If that Fund maintains a negative cash balance and the Fund’s investments decrease in value, the Fund’s losses will be greater than if the Fund did not maintain a negative cash balance. Each Fund is required to pay interest to the custodian on negative cash balances. During the year ended Nov. 30, 2017, Delaware Emerging Markets Fund had an average outstanding overdraft balance equal to 0.54% of its average net assets for which it was charged interest of $125,043, which is included on the “Statements of operations” under “Custodian fees.” The average borrowing rate charged on the overdraft was 1.36%.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its respective Investment Management Agreement, each Fund pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust (formerly, Delaware Management Business Trust) and the investment manager, an annual fee which is calculated daily and paid monthly, based on each Fund’s average daily net assets as follows:

	Delaware Emerging Markets Fund	Delaware Global Value Fund	Delaware International Value Equity Fund
On the first $500 million	1.25%	0.85%	0.85%
On the next $500 million	1.20%	0.80%	0.80%
On the next $1.5 billion	1.15%	0.75%	0.75%
In excess of $2.5 billion	1.10%	0.70%	0.70%

DMC has contractually agreed to waive that portion, if any, of its management fee and/or pay/reimburse the Funds to the extent necessary to ensure that annual operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), do not exceed specified percentages of average daily net assets of each Fund as shown on the next page. The expense waivers were in effect from Dec. 1, 2016 through Nov. 30, 2017.* For purposes of these waivers and reimbursements, nonroutine expenses may also include such additional costs and expenses as may be agreed upon from time to time by the Funds’ Board and DMC. These expense waivers and reimbursements apply only to expenses paid directly by the Funds and may only be terminated by agreement of DMC and the Funds.

Notes to financial statements

Delaware International Funds

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

	Delaware Emerging Markets Fund	Delaware Global Value Fund	Delaware International Value Equity Fund
Operating expense limitation as a percentage of average daily net assets (per annum)	1.45%[1]	1.30%	1.20%[2]

1The expense limitation is 1.32% for Class R6 shares.

2The expense limitation was 1.21% for the period Dec. 1, 2016 through March 27, 2017.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to each Fund. For these services, DIFSC’s fees were calculated daily and paid monthly based on the aggregate daily net assets of the Delaware Funds from Nov. 1, 2016 through Aug. 31, 2017 at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DIFSC under the service agreement described above were allocated among all funds in the Delaware Funds on a relative net asset value (NAV) basis. Effective Sept. 1, 2017, the Funds entered into an amendment to the DIFSC agreement. Under the amendment to the DIFSC agreement, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of the Delaware Funds at the following annual rate: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate daily net assets in excess of $45 billion (Total Fee). Each Fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each Fund in the Delaware Funds then pays its relative portion of the remainder of the Total Fee on a relative NAV basis. These amounts are included on the “Statements of operations” under “Accounting and administration expenses.” For the year ended Nov. 30, 2017, each Fund was charged for these services as follows:

Delaware Emerging Markets Fund	Delaware Global Value Fund	Delaware International Value Equity Fund
$150,152	$1,847	$13,618

DIFSC is also the transfer agent and dividend disbursing agent of each Fund. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of the retail funds within the Delaware Funds at the following annual rate: 0.025% of the first $20 billion; 0.020% of the next $5 billion; 0.015% of the next $5 billion; and 0.013% on average daily net assets in excess of $30 billion. The fees payable to DIFSC under the service agreement described above are allocated among all retail funds in the Delaware Funds on a relative NAV basis. These amounts are included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended Nov. 30, 2017, each Fund was charged for these services as follows:

Delaware Emerging Markets Fund	Delaware Global Value Fund	Delaware International Value Equity Fund
$679,092	$3,811	$56,825

Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Funds. Sub-transfer agency fees are paid by the Funds and are also included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses.”

Pursuant to a distribution agreement and distribution plan, each Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service (12b-1) fee of 0.25% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class C shares, and 0.50% of the average daily net assets of the Class R shares. The fees are calculated daily and paid monthly. Institutional Class and Class R6 shares pay no 12b-1 fees.

As provided in the investment management agreement, each Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Funds. These amounts are included on the “Statements of operations” under “Legal Fees.” For the year ended Nov. 30, 2017, each Fund was charged for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees as follows:

Delaware Emerging Markets Fund	Delaware Global Value Fund	Delaware International Value Equity Fund
$68,239	$2,507	$7,209

For the year ended Nov. 30, 2017, DDLP earned commissions on sales of Class A shares for each Fund as follows:

Delaware Emerging Markets Fund	Delaware Global Value Fund	Delaware International Value Equity Fund
$159,634	$855	$14,743

For the year ended Nov. 30, 2017, DDLP received gross CDSC commissions on redemptions of each Fund’s Class A and Class C shares, and these commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares. The amounts received were as follows:

	Delaware Emerging Markets Fund	Delaware Global Value Fund	Delaware International Value Equity Fund
Class A	$ 22	$290	$ 17
Class C	10,007	8	683

Trustees’ fees include expenses accrued by each Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Funds.

Cross trades for the year ended Nov. 30, 2017, were executed by the Funds pursuant to procedures adopted by the Board designed to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds of investment companies, or between a fund of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common directors/trustees and/or common officers. At its regularly scheduled meetings, the Board reviews such transactions for

Notes to financial statements

Delaware International Funds

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

compliance with the procedures adopted by the Board. Pursuant to these procedures, for the year ended Nov. 30, 2017, the Funds engaged in securities purchases and securities sales, which resulted in the following net realized gains (losses):

	Purchases	Sales	Net realized gain (loss)
Delaware Emerging Markets Fund	$3,804,926	$—	$—
Delaware Global Value Fund	—	16,217	1
Delaware International Value Equity Fund	—	11,079,211	354

* The aggregate contractual waiver period covering this report is from May 2, 2016 through March 28, 2018 for Delaware Emerging Markets Fund, and March 29, 2016 through March 28, 2018 for Delaware Global Value Fund and Delaware International Value Equity Fund.

3. Investments

For the year ended Nov. 30, 2017, each Fund made purchases and sales of investment securities other than short-term investments as follows:

	Delaware Emerging Markets Fund	Delaware Global Value Fund	Delaware International Value Equity Fund

Purchases	$2,085,743,417	$2,194,141	$57,361,022
Sales	376,439,246	4,055,674	41,465,164

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but approximates the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At Nov. 30, 2017, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for each Fund were as follows:

	Delaware Emerging Markets Fund	Delaware Global Value Fund	Delaware International Value Equity Fund

Cost of investments and derivatives	$4,124,549,323	$15,118,065	$273,433,956

Aggregate unrealized appreciation of investments and derivatives	$1,020,401,999	$5,833,830	$82,567,027
Aggregate unrealized depreciation of investments and derivatives	(371,730,313)	(1,507,039)	(35,918,441)

Net unrealized appreciation of investments and derivatives	$648,671,686	$4,326,791	$46,648,586

US GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. Each Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)

Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities,credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities,government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3 –	Significant unobservable inputs, including each Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. Each Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

Notes to financial statements

Delaware International Funds

3. Investments (continued)

The following tables summarize the valuation of each Fund’s investments by fair value hierarchy levels as of Nov. 30, 2017:

	Delaware Emerging Markets Fund
Securities	Level 1	Level 2	Level 3	Total
Assets:
Common Stock
Argentina	$118,027,224	$800,491	$—	$118,827,715
Bahrain	—	1,803,458	—	1,803,458
Brazil	458,177,403	—	—	458,177,403
Canada	43,926,525	—	—	43,926,525
Chile	32,482,672	—	—	32,482,672
China/Hong Kong	843,265,999	596,380,284	—	1,439,646,283
Cyprus	5,675,233	—	—	5,675,233
France	—	1,391,879	—	1,391,879
India	8,478,087	368,115,999	—	376,594,086
Indonesia	8,942,087	33,089,560	—	42,031,647
Israel	7,073,897	—	—	7,073,897
Japan	34,143,048	—	—	34,143,048
Malaysia	—	4,368,441	—	4,368,441
Mexico	308,992,777	—	—	308,992,777
Netherlands	17,298,068	—	—	17,298,068
Peru	45,011,426	—	—	45,011,426
Republic of Korea	215,708,658	708,380,882	—	924,089,540
Russia	62,824,419	227,690,667	—	290,515,086
South Africa	7,650,459	8,551,499	—	16,201,958
Taiwan	—	248,226,965	—	248,226,965
Turkey	19,726,188	53,397,468	—	73,123,656
United Kingdom	3,490,477	—	—	3,490,477
United States	103,277,900	—	—	103,277,900
Preferred Stock[1]	75,727,691	78,128,533	—	153,856,224
Exchange-Traded Funds	22,995,945	—	—	22,995,945
Participation Notes	—	—	—	—

Total Value of Securities	$2,442,896,183	$2,330,326,126	$—	$4,773,222,309

Derivatives*
Liabilities:
Foreign Currency Exchange Contracts	$—	$(1,300)	$—	$(1,300)

1Security type is valued across multiple levels. The amounts attributed to Level 1 investments and Level 2 investments represent 49.22% and 50.78%, respectively, of the total market value of this security type. Level 1 investments represent exchange traded investments and Level 2 investments represent investments with observable inputs.

*Foreign Currency Exchange Contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.

	Delaware Global Value Fund
Securities	Level 1	Level 2	Total
Assets:
Common Stock
Canada	703,643	—	703,643
France	—	1,847,909	1,847,909
Germany	—	320,231	320,231
Hong Kong	—	429,372	429,372
Indonesia	348,008	—	348,008
Italy	—	623,050	623,050
Japan	—	2,402,286	2,402,286
Netherlands	—	680,421	680,421
Republic of Korea	—	520,115	520,115
Russia	186,090	—	186,090
Sweden	—	216,056	216,056
Switzerland	—	309,640	309,640
United Kingdom	332,726	1,772,402	2,105,128
United States	8,246,707	—	8,246,707
Short-Term Investments	—	506,200	506,200

Total Value of Securities	$9,817,174	$9,627,682	$19,444,856

Notes to financial statements

Delaware International Funds

3. Investments (continued)

	Delaware International Value Equity Fund
Securities	Level 1	Level 2	Total
Assets:
Common Stock
Australia	$—	$1,275,225	$1,275,225
Canada	13,934,361	—	13,934,361
China/Hong Kong	—	21,890,904	21,890,904
Denmark	—	7,129,632	7,129,632
France	—	61,962,134	61,962,134
Germany	—	17,053,128	17,053,128
Indonesia	6,292,037	—	6,292,037
Italy	—	10,696,675	10,696,675
Japan	—	71,051,629	71,051,629
Netherlands	—	16,829,024	16,829,024
Republic of Korea	—	11,903,815	11,903,815
Russia	3,448,025	—	3,448,025
Sweden	—	12,906,400	12,906,400
Switzerland	—	9,361,614	9,361,614
United Kingdom	6,776,816	31,980,856	38,757,672
Short-Term Investments	—	13,972,682	13,972,682
Securities Lending Collateral	—	1,617,585	1,617,585

Total Value of Securities	$30,451,239	$289,631,303	$320,082,542

The securities that have been valued at zero on the “Schedules of investments” are considered to be Level 3 securities in these tables.

During the year ended Nov. 30, 2017, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to each Fund. This does not include transfers between Level 1 investments and Level 2 investments due to each Fund utilizing international fair value pricing during the period. In accordance with the fair valuation procedures described in Note 1, international fair value pricing of securities in each Fund occurs when market volatility exceeds an established rolling threshold. If the threshold is exceeded on a given date, then prices of international securities (those that traded on exchanges that close at a different time than the time that each Fund’s NAV is determined) are established using a separate pricing feed from a third party vendor designed to establish a price for each such security as of the time that each Fund’s NAV is determined. Further, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded, causing a change in classification between levels. Each Fund’s policy is to recognize transfers between levels based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when a Fund has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to the Fund’s net assets. Management has determined not to provide a reconciliation of Level 3 investments as the Level 3 investments were not considered significant to each Fund’s net assets at the beginning, interim, or end of the year. Management has determined not to provide additional disclosure on Level 3 inputs since the Level 3 investments are not considered significant to each Fund’s net assets at the end of the year.

During the year ended Nov. 30, 2017, Delaware Global Value Fund and Delaware International Value Equity Fund had no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Nov. 30, 2017 and 2016 was as follows:

	Delaware Emerging Markets Fund	Delaware Global Value Fund	Delaware International Value Equity Fund
Year ended Nov. 30, 2017
Ordinary income	$16,550,177	$291,253	$5,264,592

Year ended Nov. 30, 2016
Ordinary income	$ 3,245,216	$124,621	$3,420,608

5. Components of Net Assets on a Tax Basis

As of Nov. 30, 2017, the components of net assets on a tax basis were as follows:

	Delaware Emerging Markets Fund	Delaware Global Value Fund	Delaware International Value Equity Fund
Shares of beneficial interest	$4,081,445,848	$15,334,277	$281,303,661
Undistributed ordinary income	71,471,770	206,857	5,097,707
Capital loss carryforwards	(60,461,277)	(396,485)	(13,049,321)
Unrealized appreciation (depreciation) of investments and foreign currencies	648,671,686	4,326,791	46,648,586

Net assets	$4,741,128,027	$19,471,440	$320,000,633

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, capital loss carryforwards, and tax recognition of unrealized gain on passive foreign investment companies.

Notes to financial statements

Delaware International Funds

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, expiring capital loss carryforwards, and passive foreign investment companies. Results of operations and net assets were not affected by these reclassifications. For year ended Nov. 30, 2017, the Funds recorded the following reclassifications:

	Delaware Emerging Markets Fund	Delaware Global Value Fund	Delaware International Value Equity Fund
Undistributed net investment income	$ 753,079	$17,572	$140,877
Accumulated net realized loss on investments	(753,079)	12,525,105	113,148,704
Paid in capital	—	(12,542,677)	(113,289,581)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains.

In 2017, capital loss carryforwards expired as follows:

Delaware Global Value Fund	$ 12,542,677
Delaware International Value Equity Fund	113,289,581
In 2017, the Funds utilized capital loss carryforwards as follows:
Delaware Emerging Markets Fund	$19,389,507

Under the Regulated Investment Company Modernization Act of 2010 (Act), net capital losses recognized for tax years beginning after Dec. 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. Capital loss carryforwards available to offset future realized capital gains for the Funds are as follows:

	Pre-enactment capital loss Expiration date	No expiration Post-enactment capital loss character
	2019	Short-term	Long-term	Total
Delaware Emerging Markets Fund	$—	$31,046,490	$29,414,787	$60,461,277
Delaware Global Value Fund	—	—	396,485	396,485
Delaware International Value Equity Fund	8,738,476	—	4,310,845	13,049,321

6. Capital Shares

Transactions in capital shares were as follows:

	Delaware Emerging Markets Fund		Delaware Global Value Fund		Delaware International Value Equity Fund
	Year ended 11/30/17	Year ended 11/30/16	Year ended 11/30/17	Year ended 11/30/16	Year ended 11/30/17	Year ended 11/30/16
Shares sold:
Class A	13,346,314	22,072,538	81,858	67,302	1,196,983	741,691
Class C	3,794,133	894,709	54,251	30,520	334,496	137,781
Class R	1,492,045	1,181,426	—	—	157,796	47,872
Institutional Class	141,062,624	40,955,057	76,454	15,937	4,644,421	4,054,883
Class R6	7,221,734	19,949	—	—	—	—

Shares issued upon reinvestment of dividends and distributions:
Class A	220,484	6,537	17,840	9,275	84,637	65,407
Class C	6,850	—	3,917	—	22,347	10,423
Class R	11,829	—	—	—	2,482	1,279
Institutional Class	657,021	200,093	2,370	1,614	290,020	191,191
Class R6	938	—	—	—	—	—

	167,813,972	65,330,309	236,690	124,648	6,733,182	5,250,527

Shares redeemed:
Class A	(22,151,536)	(11,845,045)	(204,600)	(285,311)	(1,162,696)	(1,712,335)
Class C	(2,489,522)	(3,001,592)	(99,255)	(85,071)	(663,928)	(517,950)
Class R	(946,132)	(568,075)	—	—	(62,204)	(38,932)
Institutional Class	(41,595,939)	(46,678,696)	(46,989)	(59,402)	(3,256,911)	(3,926,023)
Class R6	(329,177)	(1,738)	—	—	—	—

	(67,512,306)	(62,095,146)	(350,844)	(429,784)	(5,145,739)	(6,195,240)

Net increase (decrease)	100,301,666	3,235,163	(114,154)	(305,136)	1,587,443	(944,713)

Notes to financial statements

Delaware International Funds

6. Capital Shares (continued)

For each Fund, certain shareholders may exchange shares of one class for shares of another class in the same Fund. For the years ended Nov. 30, 2017 and 2016, exchange transactions were as follows:

		Year ended
		11/30/17
	Exchange Redemptions
			Institutional
	Class A	Class C	Class
	Shares	Shares	Shares
Delaware Emerging Markets Fund	11,513,880	23,829	3,511,618
Delaware Global Value Fund	7,161	7,565	—
Delaware International Value Equity Fund	181,758	329,299	—

	Exchange Subscriptions
		Institutional
	Class A	Class	Class R6
	Shares	Shares	Shares	Value
Delaware Emerging Markets Fund	8,719	11,447,912	3,506,199	$293,875,364
Delaware Global Value Fund	236	14,297	—	$176,654
Delaware International Value Equity Fund	7,718	496,658	—	$6,956,220

			Year ended
			11/30/16
	Exchange Redemptions			Exchange Subscriptions
			Institutional		Institutional
	Class A	Class C	Class	Class A	Class
	Shares	Shares	Shares	Shares	Shares	Value
Delaware Emerging Markets Fund	206,437	9,708	358	361	214,112	$2,932,645
Delaware International Value Equity Fund	385	46,154	—	—	45,659	582,118

These exchange transactions are included as subscriptions and redemptions in the tables on the previous page and the “Statements of changes in net assets.” For the year ended Nov. 30, 2016, Delaware Global Value Fund had no exchange transactions.

7. Line of Credit

Each Fund, along with certain other funds in the Delaware Funds (Participants), was a participant in a $155,000,000 revolving line of credit to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.15%, which was generally allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expired on Nov. 6, 2017.

On Nov. 6, 2017, each Fund along with the other Participants, entered into an amendment to the agreement for a $155,000,000 revolving line of credit. The line of credit is to be used as described above and operates in substantially the same manner as the original agreement. Under the amendment to the agreement, the Participants are charged an annual commitment fee of 0.15%, which is generally allocated across the Participants based on a weighted average of the respective net assets of each Participant. The line of credit available under the agreement expires on Nov. 5, 2018.

The Funds had no amounts outstanding as of Nov. 30, 2017, or at any time during the year then ended.

8. Derivatives

US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts – Each Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. Each Fund may enter into these contracts to fix the US dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. Each Fund may also use these contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies. In addition, each Fund may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, each Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. Each Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between each Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover each Fund’s exposure to the counterparty.

During the year ended Nov. 30, 2017, Delaware Emerging Markets Fund entered into foreign currency exchange contracts and foreign cross currency exchange contracts to facilitate or expedite the settlement of portfolio transactions. Delaware Global Value Fund and Delaware International Value Equity Fund entered into foreign currency exchange contracts and foreign cross currency contracts in order to

Notes to financial statements

Delaware International Funds

8. Derivatives (continued)

fix the US dollar value of a security between the trade date and settlement date and to facilitate or expedite the settlement of portfolio transactions.

At Nov. 30, 2017, the Funds experienced net realized and unrealized gains or losses attributable to foreign currency holdings, which are disclosed on the “Statements of assets and liabilities” and “Statements of operations.”

Derivatives Generally. The table below summarizes the average balance of derivative holdings by each Fund during the year ended Nov. 30, 2017.

		Long Derivatives Volume
	Delaware Emerging Markets Fund	Delaware Global Value Fund	Delaware International Value Equity Fund
Foreign currency exchange contracts (average cost)	$2,184,286	$6,308	$214,669

		Short Derivatives Volume
	Delaware Emerging Markets Fund	Delaware Global Value Fund	Delaware International Value Equity Fund
Foreign currency exchange contracts (average cost)	$58,054	$7,728	$160,417

9. Offsetting

Each Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of their derivative contract counterparties in order to better define their contractual rights and to secure rights that will help each Fund mitigate its counterparty risk. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statements of assets and liabilities.”

At Nov. 30, 2017, The Funds had the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities

	Delaware Emerging Markets Fund
Counterparty	Gross Value of Derivative Asset	Gross Value of Derivative Liability	Net Position
BNY Mellon	$—	$(1,300)	$(1,300)

		Fair Value of Non-Cash Collateral Received		Fair Value of Non-Cash Collateral Pledged
Counterparty	Net Position		Cash Collateral Received		Cash Collateral Pledged	Net Exposure(a)
BNY Mellon	$(1,300)	$—	$—	$—	$—	$(1,300)

	Delaware Global Value Fund
		Fair Value of Non-Cash Collateral Received(b)
Master Repurchase Agreements Counterparty	Repurchase Agreements		Cash Collateral Received	Net Collateral Received	Net Exposure(a)
Bank of America Merrill Lynch	$52,804	$ (52,804)	$—	$ (52,804)	$—
Bank of Montreal	132,009	(132,009)	—	(132,009)	—
BNP Paribas	135,034	(135,034)	—	(135,034)	—
Total	$319,847	$(319,847)	$—	$(319,847)	$—

	Delaware International Value Equity Fund
		Fair Value of Non-Cash Collateral Received(b)			`
Master Repurchase Agreements Counterparty	Repurchase Agreements		Cash Collateral Received	Net Collateral Received	Net Exposure(a)
Bank of America Merrill Lynch	$1,519,743	$(1,519,743)	$—	$(1,519,743)	$—
Bank of Montreal	3,799,359	(3,799,359)	—	(3,799,359)	—
BNP Paribas	3,886,425	(3,886,425)	—	(3,886,425)	—
Total	$9,205,527	$(9,205,527)	$—	$(9,205,527)	$—

Securities Lending

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral (see also Note 10).

Notes to financial statements

Delaware International Funds

9. Offsetting (continued)

As of Nov. 30, 2017, the following tables are a summary of the Funds’ securities lending agreements by counterparty which are subject to offset under an MSLA:

	Delaware Global Value Fund
Counterparty	Securities Loaned at Value	Cash Collateral Received - Invested in Securities(b)	Fair Value of Non-Cash Collateral Received(b)	Net Exposure(a)
BNY Mellon	$262,185	$—	$(262,185)	$—

	Delaware International Value Equity Fund
Counterparty	Securities Loaned at Value	Cash Collateral Received - Invested in Securities(b)	Fair Value of Non-Cash Collateral Received(b)	Net Exposure(a)
BNY Mellon	$1,555,423	$(1,555,423)	$—	$—

(a)Net exposure represents the receivable (payable) that would be due from (to) the counterparty in the event of default.

(b)The value of the related collateral received exceeded the value of the net position, repurchase agreements, and securities loaned at value, as applicable, as of Nov. 30, 2017.

10. Securities Lending

Each Fund, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each fund of the Trust is generally invested in a series of individual separate accounts, each corresponding to a fund. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities or establishments; obligations of supranational organizations, commercial paper, notes, bonds and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities as disclosed on the “Schedule of investments.” Securities purchased with cash collateral are valued at the market value. A Fund can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to each Fund or, at the discretion of the lending agent, replace the loaned securities. Each Fund continues to record dividends or interest, as applicable, on the securities loaned and are subject to changes in value of the securities loaned that may occur during the term of the loan. Each Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, each Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among each Fund, the security lending agent, and the borrower. Each Fund records security lending income net of allocations to the security lending agent and the borrower.

Each Fund may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of each Fund’s cash collateral account may be less than the amount each Fund would be required to return to the borrowers of the securities and each Fund would be required to make up for this shortfall.

The following table reflects a breakdown of security lending collateral accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of Nov. 30, 2017:

	Remaining Contractual Maturity of the Agreements as of
	Nov. 30, 2017
Securities Lending Collateral	Overnight and Continuous	Under 30 days	Between 30 & 90 days	Over 90 days	Total
Delaware International Value Equity Fund
Certificates of Deposit and Repurchase Agreements	$1,617,585	$—	$—	$—	$1,617,585

Notes to financial statements

Delaware International Funds

10. Securities Lending (continued)

At Nov. 30, 2017, the values of securities on loan and the values of invested collateral for each Fund are presented below, for which cash collateral was received and invested in accordance with the MSLA. These investments are presented on the “Schedules of investments” under the caption “Securities Lending Collateral.”

	Delaware Emerging Markets Fund	Delaware Global Value Fund	Delaware International Value Equity Fund
Values of securities on loan	$—	$262,185	$1,555,423
Values of non-cash collateral	—	273,008	—
Values of invested collateral	—	—	1,617,585

11. Credit and Market Risk

Delaware Emerging Markets Fund invests in the greater China region, which consists of Hong Kong, the People’s Republic of China, and Taiwan, among other countries. As a result, the Fund’s investments in the region are particularly susceptible to risks in that region. Adverse events in any one country within the region may impact the other countries in the region or Asia as a whole. As a result, adverse events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified, which could result in greater volatility in the Fund’s net asset value and losses. Markets in the greater China region can experience significant volatility due to social, economic, regulatory, and political uncertainties.

Some countries in which the Funds may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the US. Consequently, acquisition and disposition of securities by each Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by each Fund.

Each Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair each Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, each Fund’s Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of each Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to each

Fund’s 15% limit on investments in illiquid securities. Rule 144A securities have been identified on the “Schedules of investments.”

12. Contractual Obligations

Each Fund enters into contracts in the normal course of business that contain a variety of indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed each Fund’s existing contracts and expects the risk of loss to be remote.

13. Recent Accounting Pronouncements

In October 2016, the Securities and Exchange Commission released its Final Rule on Investment Company Reporting Modernization (Rule). The Rule contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. The financial statements presented are in compliance with the most recent Regulation S-X amendments.

14. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to Nov. 30, 2017 that would require recognition or disclosure in the Funds’ financial statements.

Report of Independent

Registered Public Accounting Firm

To the Board of Trustees of Delaware Group® Global & International Funds and the Shareholders of the Funds, as defined

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Delaware Emerging Markets Fund, Delaware Global Value Fund and Delaware International Value Equity Fund (three of the series constituting Delaware Group Global & International Funds, hereafter referred to as the “Funds”) as of November 30, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of November 30, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

January 18, 2018

Other Fund information (Unaudited)

Delaware International Funds

Tax Information

The information set forth below is for each Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of each Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended Nov. 30, 2017, each Fund reports distributions paid during the year as follows:

	(A) Ordinary Income Distributions* (Tax Basis)	Total Distributions (Tax Basis)	(B) Qualifying Dividends[1]
Delaware Emerging Markets Fund	100.00%	100.00%	—
Delaware Global Value Fund	100.00%	100.00%	60.17%
Delaware International Value Equity Fund	100.00%	100.00%	—

(A)	is based on a percentage of each Fund’s total distributions.

(B) is based on a percentage of each Fund’s ordinary income distributions.

[1]	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

*	For the fiscal year ended Nov. 30, 2017, certain dividends paid by each Fund may be subject to a maximum tax rate of 20%. The percentage of dividends paid by each Fund from ordinary income reported as dividend income is listed below. Complete information will be computed and reported in conjunction with your 2017 Form 1099-DIV.

Delaware Emerging Markets Fund	Delaware Global Value Fund	Delaware International Value Equity Fund
93.38%	100.00%	100.00%

Other Fund information (Unaudited)

Delaware International Funds

Each Fund intends to pass through foreign tax credits in the maximum amount as follows:

Delaware Emerging Markets Fund	Delaware Global Value Fund	Delaware International Value Equity Fund
$4,612,576	$16,713	$510,429

The gross foreign source income earned during the fiscal year 2017 by each Fund was as follows:

Delaware Emerging Markets Fund	Delaware Global Value Fund	Delaware International Value Equity Fund
$100,325,254	$365,049	$9,341,237

Board consideration of Delaware Emerging Markets Fund, Delaware Global Value Fund, and Delaware International Value Equity Fund investment advisory agreements

At a meeting held on Aug. 16-17, 2017 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreements for Delaware Emerging Markets Fund, Delaware Global Value Fund, and Delaware International Value Equity Fund (each, a “Fund” and together, the “Funds”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Fund performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the Investment Advisory Agreements. Information furnished specifically in connection with the renewal of the Investment Advisory Agreements with Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust (formerly, Delaware Management Business Trust), included materials provided by DMC and its affiliates concerning, among other things, the nature, extent, and quality of services provided to the Funds; the costs of such services to the Funds; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, reports were provided to the Trustees in May 2017 and included reports provided by Broadridge Financial Solutions (formerly Lipper) (“Broadridge” or “Lipper”). The Broadridge reports compared each Fund’s investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Fund policies.

In considering information relating to the approval of each Fund’s Investment Advisory Agreement, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees and also from an experienced and knowledgeable fund consultant, JDL Consultants, LLC (“JDL”). Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of service. The Board considered the services provided by DMC to the Funds and their shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Funds; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Funds; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware FundsSM by Macquarie (“Delaware Funds”); and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Funds’ investment advisor and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of certain industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenditures while maintaining service levels committed to Fund matters. The Board also noted the benefits provided to Fund shareholders through each shareholder’s ability to exchange an investment in one Delaware Fund for the same class of shares in another Delaware Fund without a sales charge, to reinvest Fund dividends into additional shares of the Fund or into additional shares of other Delaware Funds and the privilege to combine holdings in other Delaware Funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

Investment performance. The Board placed significant emphasis on the investment performance of the Funds in view of the importance of investment performance to shareholders. Although the Board considered performance reports and discussions with portfolio managers at Investment Committee meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for each Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Broadridge (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for each Fund was shown for the past 1-, 3-, 5-, and 10-year periods, to the extent applicable, ended Jan. 31, 2017. The Board’s objective is that each Fund’s performance for the 1-, 3-, and 5-year periods considered be at or above the median of its Performance Universe.

Delaware Emerging Markets Fund – The Performance Universe for the Fund consisted of the Fund and all retail and institutional emerging markets funds as selected by Broadridge. The Broadridge report comparison showed that the Fund’s total return for the 1- and 5-year periods was in the first quartile of its Performance Universe. The report further showed that the Fund’s total return for the 3-year period was in the second quartile of its Performance Universe. The Board was satisfied with performance.

Delaware Global Value Fund – The Performance Universe for the Fund consisted of the Fund and all retail and institutional global multi-cap value funds as selected by Broadridge. The Broadridge report comparison showed that the Fund’s total return for the 1- and 3-year periods was in the third quartile of its Performance Universe. The report further showed that the Fund’s total return for the 5-year period was in the fourth quartile of its Performance Universe. The Board noted that the Fund’s performance was not in line with the Board’s objective. In evaluating the Fund’s performance, the Board considered the

Other Fund information (Unaudited)

Delaware International Funds

Board consideration of Delaware Emerging Markets Fund, Delaware Global Value Fund, and Delaware International Value Equity Fund investment advisory agreements (continued)

performance attribution included in the Meeting materials, as well as the numerous investment and performance reports delivered by Management personnel to the Board’s Investments Committee. The Board was satisfied that Management was taking action to improve Fund performance and meet the Board’s performance objective.

Delaware International Value Equity Fund – The Performance Universe for the Fund consisted of the Fund and all retail and institutional international multi-cap value funds as selected by Broadridge. The Broadridge report comparison showed that the Fund’s total return for the 1- and 3-year periods was in the second quartile of its Performance Universe. The report further showed that the Fund’s total return for the 5-year period was in the third quartile of its Performance Universe. The Board was satisfied with performance.

Comparative expenses. The Board considered expense data for the Delaware Funds. Management provided the Board with information on pricing levels and fee structures for each Fund as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of each Fund versus effective management fees and total expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, each Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. Each Fund’s total expenses were also compared with those of its Expense Group. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Class A shares and comparative total expenses including 12b-1 and non-12b-1 service fees. The Board’s objective is to limit each Fund’s total expense ratio to be competitive with that of the Expense Group.

Delaware Emerging Markets Fund – The expense comparisons for the Fund showed that its actual management fee and total expenses were in the quartile with the highest expenses of its Expense Group. The Board noted that the Fund’s management fee and total expenses were not in line with the Board’s objective. In evaluating total expenses, the Board considered fee waivers in place through March 28, 2018 and various initiatives implemented by Management, such as the negotiation of lower fees for fund accounting, fund accounting oversight and custody services, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Fund’s total expense ratio and to bring it in line with the Board’s objective.

Delaware Global Value Fund – The expense comparisons for the Fund showed that its actual management fee was in the quartile with the lowest expenses of its Expense Group and its total expenses were in the quartile with the highest expenses of its Expense Group. The Board gave favorable consideration to the Fund’s management fee, but noted that the Fund’s total expenses were not in line with the Board’s objective. In evaluating total expenses, the Board considered fee waivers in place through March 28, 2018 and various initiatives implemented by Management, such as the negotiation of lower fees for fund accounting, fund accounting oversight and custody services, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Fund’s total expense ratio and to bring it in line with the Board’s objective.

Delaware International Value Equity Fund – The expense comparisons for the Fund showed that its actual management fee and total expenses were in the quartile with the second highest expenses of its Expense Group. The Board noted that the Fund’s management fee and total expenses were not in line with the Board’s objective. In evaluating total expenses, the Board considered fee waivers in place through March 28, 2018 and various initiatives implemented by Management, such as the negotiation of lower fees for fund accounting, fund accounting oversight, and custody services, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Fund’s total expense ratio and to bring it in line with the Board’s objective.

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Funds. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Funds as a whole. Specific attention was given to the methodology used by DMC in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. Finally, the Board also reviewed a report prepared by JDL regarding DMC profitability in the context of sub-advised funds and met with JDL personnel to discuss DMC’s profitability in such context. The Board found that the management fees were reasonable in light of the services rendered and the level of profitability of DMC.

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as each Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the standardized advisory fee pricing and structure, approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. The Board noted that the fee under each Fund’s management contract fell within the standardized fee pricing structure. The Board also noted that, as of Feb. 28, 2017, the Delaware Emerging Markets Fund’s assets exceeded the final breakpoint level. The Board believed that, given the extent to which economies of scale might be realized by the advisor and its affiliates, the schedule of fees under the Investment Advisory Agreement provides a sharing of benefits with the Fund and its shareholders. Although, as of Feb. 28, 2017, Delaware Global Value Fund and Delaware International Value Equity Fund had not reached a size at which they could take advantage of any breakpoints in the applicable fee schedule, the Board recognized that the fees were structured so that if the Funds grow, economies of scale may be shared.

Board of trustees / directors and officers addendum

Delaware FundsSM by Macquarie

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Interested Trustee
Shawn K. Lytle1, [2]	President,	Trustee since
2005 Market Street	Chief Executive Officer,	September 2015
Philadelphia, PA 19103	and Trustee
February 1970		President and
Chief Executive Officer
since August 2015
Independent Trustees
Thomas L. Bennett	Chairman and Trustee	Trustee since
2005 Market Street		March 2005
Philadelphia, PA 19103
October 1947		Chairman since
March 2015
Ann D. Borowiec	Trustee	Since March 2015
2005 Market Street
Philadelphia, PA 19103
November 1958
Joseph W. Chow	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
January 1953

[1]	Shawn K. Lytle is considered to be an “Interested Trustee“ because he is an executive officer of the Fund’s(s’) investment advisor.
[2]	Shawn K. Lytle, David F. Connor, Daniel V. Geatens, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the CFO and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc., which shares an affiliated investment manager.

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During the Past Five Years	by Trustee or Officer	Held by Trustee or Officer

Shawn K. Lytle has served as	60	Trustee — UBS
President of		Relationship Funds,
Macquarie Investment		SMA Relationship
Management[3]		Trust, and UBS Funds
since June 2015 and was the		(May 2010–April 2015)
Regional Head of Americas for
UBS Global Asset
Management from
2010 through 2015.

Private Investor	60	None
(March 2004–Present)

Chief Executive Officer,	60	Director —
Private Wealth Management		Banco Santander International
(2011–2013) and
Market Manager,		Director —
New Jersey Private		Santander Bank, N.A.
Bank (2005–2011) —
J.P. Morgan Chase & Co.
Executive Vice President	60	Director and Audit Committee
(Emerging Economies		Member — Hercules
Strategies, Risks, and		Technology Growth
Corporate Administration)		Capital, Inc.
State Street Corporation		(2004–2014)
(July 2004–March 2011)		`

[3]	Macquarie Investment Management (formerly known as Delaware Investments) is the marketing name for Macquarie Management Holdings, Inc. (formerly known as Delaware Management Holdings, Inc.) and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

Board of trustees / directors and officers addendum

Delaware FundsSM by Macquarie

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)
John A. Fry	Trustee	Since January 2001
2005 Market Street
Philadelphia, PA 19103
May 1960

Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947
Frances A. Sevilla-Sacasa	Trustee	Since September 2011
2005 Market Street
Philadelphia, PA 19103
January 1956

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During the Past Five Years	by Trustee or Officer	Held by Trustee or Officer

President —	60	Director, Audit Committee,
Drexel University		and Governance Committee
(August 2010–Present)		Member — Community
Health Systems
President —
Franklin & Marshall College		Director — Drexel
(July 2002–July 2010)		Morgan & Co.

Director, Audit Committee
Member — vTv
Therapeutics LLC

Director — FS Credit Real
Estate Income Trust, Inc.
Private Investor	60	None
(2004–Present)

Chief Executive Officer —	60	Trust Manager and
Banco Itaú		Audit Committee
International		Chair — Camden
(April 2012–December 2016)		Property Trust

Executive Advisor to Dean
(August 2011–March 2012) and Interim Dean
(January 2011–July 2011) —
University of Miami School of
Business Administration

President — U.S. Trust,
Bank of America Private
Wealth Management
(Private Banking)
(July 2007–December 2008)

Board of trustees / directors and officers addendum

Delaware FundsSM by Macquarie

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)
Thomas K. Whitford	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
March 1956

Janet L. Yeomans	Trustee	Since April 1999
2005 Market Street
Philadelphia, PA 19103
July 1948

Officers
David F. Connor	Senior Vice President,	Senior Vice President
2005 Market Street	General Counsel,	since May 2013;
Philadelphia, PA 19103	and Secretary	General Counsel
December 1963		since May 2015;
Secretary since
October 2005
Daniel V. Geatens	Vice President	Treasurer since October 2007
2005 Market Street	and Treasurer
Philadelphia, PA 19103
October 1972

Richard Salus	Senior Vice President	Chief Financial Officer
2005 Market Street	and Chief Financial Officer	since November 2006
Philadelphia, PA 19103
October 1963

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During the Past Five Years	by Trustee or Officer	Held by Trustee or Officer

Vice Chairman	60	Director — HSBC Finance
(2010–April 2013) —		Corporation and HSBC
PNC Financial		North America Holdings Inc.
Services Group
Director —
HSBC USA Inc.
Vice President and Treasurer	60	Director (2009–2017);
(January 2006–July 2012),		Personnel and Compensation
Vice President —		Committee Chair; Member of
Mergers & Acquisitions		Nominating, Investments, and
(January 2003–January 2006),		Audit Committees for various
and Vice President		periods throughout
and Treasurer		directorship —
(July 1995–January 2003) —		Okabena Company
3M Company

David F. Connor has served	60	None[2]
in various capacities at different times at
Macquarie Investment
Management.

Daniel V. Geatens has served	60	None[2]
in various capacities at different times at
Macquarie Investment
Management.
Richard Salus has served	60	None[2]
in various executive capacities at different times at
Macquarie Investment
Management.

About the organization

Board of trustees

Shawn K. Lytle President and Chief Executive Officer Delaware FundsSM by Macquarie Philadelphia, PA Thomas L. Bennett Chairman of the Board Delaware Funds by Macquarie Private Investor Rosemont, PA	Ann D. Borowiec Former Chief Executive Officer Private Wealth Management J.P. Morgan Chase & Co. New York, NY Joseph W. Chow Former Executive Vice President State Street Corporation Boston, MA	John A. Fry President Drexel University Philadelphia, PA Lucinda S. Landreth Former Chief Investment Officer Assurant, Inc. New York, NY

Frances A.

Sevilla-Sacasa

Former Chief Executive

Officer

Banco Itaú International

Miami, FL

Thomas K. Whitford

Former Vice Chairman

PNC Financial Services Group Pittsburgh, PA

Janet L. Yeomans

Former Vice President and Treasurer

3M Company

St. Paul, MN

Affiliated officers David F. Connor Senior Vice President, General Counsel, and Secretary Delaware Funds by Macquarie Philadelphia, PA	Daniel V. Geatens Vice President and Treasurer Delaware Funds by Macquarie Philadelphia, PA	Richard Salus Senior Vice President and Chief Financial Officer Delaware Funds by Macquarie Philadelphia, PA

This annual report is for the information of Delaware Emerging Markets Fund, Delaware Global Value Fund, and Delaware International Value Equity Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawarefunds.com/literature.

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Forms N-Q, as well as a description of the policies and procedures that the Funds use to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Funds use to determine how to vote proxies (if any) relating to portfolio securities and the Schedules of Investments included in the Funds’ most recent Form N-Q are available without charge on the Funds’ website at delawarefunds.com/literature. Each Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Funds voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Funds’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

Annual report

Global / international equity mutual fund

Delaware International Small Cap Fund

November 30, 2017

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail.

Visit delawarefunds.com/edelivery.

Experience Delaware FundsSM by Macquarie

Macquarie Investment Management (MIM) is a global asset manager with offices throughout the United States, Europe, Asia, and Australia. We are active managers who prioritize autonomy and accountability at the investment team level in pursuit of opportunities that matter for our clients. Delaware Funds is one of the longest-standing mutual fund families, with more than 75 years in existence.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Funds or obtain a prospectus for Delaware International Small Cap Fund at delawarefunds.com/literature.

Manage your account online

•	Check your account balance and transactions
•	View statements and tax forms
•	Make purchases and redemptions

Visit delawarefunds.com/account-access.

Macquarie Investment Management (MIM) is the marketing name for the following registered investment advisers: Macquarie Investment Management Business Trust (MIMBT) (formerly, Delaware Management Business Trust), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Capital Investment Management, Inc.

The Fund is distributed by Delaware Distributors, L.P., an affiliate of MIMBT and Macquarie Group Limited. MIM, a member of Macquarie Group, refers to the companies comprising the asset management division of Macquarie Group Limited and its subsidiaries and affiliates worldwide.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of Nov. 30, 2017, and subject to change for events occurring after such date.

The Fund is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

All third-party marks cited are the property of their respective owners.

© 2018 Macquarie Management Holdings, Inc. (formerly, Delaware Management Holdings, Inc.)

Portfolio management review

Delaware International Small Cap Fund	December 12, 2017

Performance preview (for the year ended November 30, 2017)
Delaware International Small Cap Fund (Institutional Class shares)*	1-year return	+40.57%
Delaware International Small Cap Fund (Class A shares)*	1-year return	+40.29%
MSCI ACWI ex USA Small Cap Index (gross) (current benchmark)	1-year return	+30.90%
MSCI ACWI ex USA Small Cap Index (net) (current benchmark)	1-year return	+30.43%
MSCI World Index (gross) (former benchmark)	1-year return	+24.34%
MSCI World Index (net) (former benchmark)	1-year return	+23.66%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware International Small Cap Fund, please see the table on page 4.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.

Please see page 7 for a description of the indices. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

*Total returns for the report period presented in the table differ from the returns in “Financial highlights.” The total returns presented in the above table are calculated based on the net asset value (NAV) at which shareholder transactions were processed. The total returns presented in “Financial highlights” are calculated in the same manner, but also take into account certain adjustments that are necessary under US generally accepted accounting principles (US GAAP) required in the annual report.

Early in the Fund’s fiscal year, investors pushed equity markets higher, encouraged by the incoming Trump administration’s proposals for infrastructure spending, deregulation, and tax reform. While the direct effect on international small-cap stocks was somewhat limited (primarily affecting the expected beneficiaries of reflation such as materials-related companies) a reduction of political risk in Europe and a pickup in global economic growth provided a tailwind for the asset class.

Elections held in France, the Netherlands, and Germany generally turned out better than investors had feared, igniting a relief rally in the spring of 2017. Japan’s economy improved along with Europe’s, while Brazil emerged from a deep recession.

The backdrop of improving global economic growth enabled the market to look beyond geopolitical concerns such as North Korea’s continued development of nuclear weapons, Brexit headlines, and Catalonia’s drive for independence from Spain. Although there was some volatility, investors appeared to remain focused on improving economic growth. This resulted in a macroeconomic environment in which companies with improving fundamentals generally were rewarded, a positive development for our investment philosophy and process.

During the fiscal year, we started to see central banks’ monetary policies diverge. The announcement of steps towards policy normalization in the United States – the Federal Reserve’s effort to sell security holdings and reduce its balance sheet – seemed to generate some uncertainty. While inflation has remained low, it will be worth monitoring along with central bank action and economic growth rates globally.

Our team uses a bottom-up (stock-by-stock) investment approach and believes in investing in companies that have been experiencing accelerating earnings due largely to positive fundamental change.

1

Portfolio management review

Delaware International Small Cap Fund

Fund performance

For the fiscal year ended Nov. 30, 2017, Delaware International Small Cap Fund Institutional Class shares returned +40.57%. The Fund’s Class A shares returned +40.29% at net asset value and +32.21% at maximum offer price. These figures reflect all distributions reinvested. During the same period, the Fund’s benchmark, the MSCI All Country World Index (ACWI) ex USA Small Cap Index (net), returned +30.43%. For complete, annualized performance of Delaware International Small Cap Fund, please see the table on page 4.

Our individual stock-by-stock selection process drives the Fund’s positioning. As a result, sector and geographic attribution largely reflects the performance of individual securities. Sectors that contributed to performance during the fiscal year were consumer discretionary and industrials. Countries that contributed included Japan, China, and Brazil. These largely reflected the holdings that did well and where the Fund had conviction.

Contributors to the Fund’s performance included Magazine Luiza, a hard-line retailer in Brazil with 850 stores and an online marketplace. The firm performed well during the year. Since 2016, management has implemented a digital strategy that focused on a consumer electronics ecommerce site to serve both itself and other merchants. Magazine Luiza, in our view, posted strong sales and earnings, particularly in the second quarter of 2017, driven by growth in ecommerce sales as well as solid performance at its brick-and-mortar stores. Profit margins expanded, helping to reduce its debt level and improve its balance sheet. The firm benefited from a rebound in retail spending as Brazil’s economy continued to recover from a deep recession.

Another contributor was Japanese firm Start Today, which operates an online fashion mall, Zozotown. The company exceeded consensus expectations on multiple metrics and reported strong earnings during the fiscal year.

Start Today continued to add new stores, developed creative sales promotions, and made progress on a new private-label brand, all of which helped drive an increase in active members/ customers, and helped solidify its position in the ecommerce fashion market.

Harmonic Drive Systems is a Japanese industrial firm that manufactures precision speed reducers, a key component in small industrial robots and collaborative robots. The company contributed to the Fund’s performance as it reported above-consensus quarterly earnings and showed signs of stronger-than-expected order growth. Harmonic Drive Systems benefited from growth in factory automation and potential growth in collaborative robots (“cobots”). Cobots can be very useful for small tasks and are designed to work safely alongside humans.

Sectors that detracted from performance included materials and energy. Norway, South Korea, and Canada were among the countries that detracted.

Individual detractors included Ichigo, a Japanese real estate management firm that is also involved in clean energy generation. It underperformed during the holding period largely on the perception of weak earnings guidance that management issued in its quarterly results in January 2017.

RPC Group, a hard-plastic packaging company, also detracted from the Fund’s performance during the fiscal period. Although the firm reported solid fiscal year 2016 results that surpassed its guidance and analysts’ expectations, it was hurt by the announcement that it was undertaking a rights issue to fund the acquisition of a competitor, Letica. Concerned about the rights issue, many investors sold off their shares despite, what we view as, RPC Group’s solid fundamentals.

Axactor, a debt management firm, also detracted from performance in spite of no clear catalysts or reasons for the stock’s extended underperformance during the holding period. In

2

late 2016, the company had announced that it entered into an agreement to acquire portfolios on a monthly basis from a large Nordic financial institution. This move would allow Axactor to manage the cases throughout the entire collection process and provide a solid entry into the Norwegian market. Despite the company executing according to its stated strategy, the market failed to reward the company for its consistent actions.

We exited the Fund’s positions in all three of these detractors, as each stock triggered one of our sell rules, either by violating the team’s investment thesis or through continued underperformance. With the proceeds from the sales, we sought to take advantage of the growing number of what we viewed as exciting market opportunities that we had uncovered.

Global economic growth has been positive across geographies, providing us with investment opportunities across a wide variety of countries. We see Europe’s growth prospects as improving, aided by reduced political risk. Japan’s economic data, including gross domestic product (GDP) growth, its unemployment rate, and corporate earnings, are improving. Within emerging markets, the Brazilian economy is strengthening, and China is rebalancing toward a more consumer-oriented economy.

We are also encouraged by the number of opportunities across various growth areas such as robotics, artificial intelligence, big data, the electrification of vehicles, the Internet of things (IoT), and ecommerce.

We are aware of several risks, including the possibility of slowing growth, central bank policy normalization, and the possibility that the Fed could overtighten if it raises interest rates too quickly. An increase in inflation is another possible concern along with geopolitical risks, such as North Korea and Brexit.

As mentioned, the Fund’s positioning in terms of country and sector weights is driven primarily by bottom-up stock-selection opportunities. As a result, at period end, relative to the benchmark, the Fund was overweight the consumer discretionary and information technology sectors. From a country perspective, the Fund’s largest overweight positions were in Brazil and Turkey. Conversely, the Fund’s largest relative underweight countries were Germany and South Korea, while the Fund’s largest sector underweights were real estate and financials.

Derivatives or structured products may be used in certain limited situations. For example, the portfolio may use equity linked notes to gain local market access in situations where direct market participation is limited. Derivatives and structured products were not used by the Fund during the fiscal period.

3

Performance summary

Delaware International Small Cap Fund	November 30, 2017

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through November 30, 2017
	1 year	5 years	Lifetime
Class A (Est. Dec. 29, 2008)
Excluding sales charge	+40.29%*	+12.08%	+16.11%
Including sales charge	+32.21%*	+10.76%	+15.34%

Class C (Est. Dec. 29, 2010)
Excluding sales charge	+39.23%*	+11.25%	+9.77%
Including sales charge	+38.85%*	+11.25%	+9.77%

Class R (Est. Dec. 29, 2010)
Excluding sales charge	+39.89%*	+11.80%	+10.31%
Including sales charge	+39.89%*	+11.80%	+10.31%

Institutional Class (Est. Dec. 29, 2008)
Excluding sales charge	+40.57%*	+12.36%	+16.33%
Including sales charge	+40.57%*	+12.36%	+16.33%

Class R6 (Est. June 30, 2017)
Excluding sales charge	n/a	n/a	+18.11%**
Including sales charge	n/a	n/a	+18.11%**

MSCI ACWI ex USA Small Cap Index
(gross)	+30.90%	+10.62%	+13.85%***

MSCI ACWI ex USA Small Cap Index
(net)	+30.43%	+10.23%	+13.46%***

MSCI World Index (gross)	+24.34%	+12.38%	+12.51%***

MSCI World Index (net)	+23.66%	+11.75%	+11.87%***

*Total returns for the report period presented in the table differ from the returns in “Financial highlights.” The total returns presented in the above table are calculated based on the net asset value (NAV) at which shareholder transactions were processed. The total returns presented in “Financial highlights” are calculated in the same manner, but also take into account certain adjustments that are necessary under US generally accepted accounting principles (US GAAP) required in the annual report.

**Returns are as of the Fund’s Class R6 inception date. Returns for less than one year are not annualized. The benchmark lifetime returns since the Class R6 inception date were +10.63% (gross) and +10.52% (net).

***The benchmark lifetime return is for Class A share comparison only and is calculated using the last business day in the month of the Fund’s Class A inception date.

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described on the next page. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in

4

the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 6. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual distribution and service fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of 0.50% of average daily net assets.

Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no distribution and service fee.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

International investments entail risks not ordinarily associated with US investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations.

Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

The Fund may experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability.

5

Performance summary

Delaware International Small Cap Fund

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)) from exceeding 1.13% of the Fund’s average daily net assets for all share classes other than Class R6 and 1.00% of the Fund’s Class R6 shares’ average daily net assets from June 30, 2017 (Class R6 inception date) through Nov. 30, 2017*. Prior to June 30, 2017, the contractual waiver was 1.18% of average daily net assets of Class A, Class C, Class R, and Institutional Class shares. Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Class R	Institutional Class	Class R6
Total annual operating expenses	1.51%	2.26%	1.76%	1.26%	1.13%
(without fee waivers)
Net expenses	1.38%	2.13%	1.63%	1.13%	1.00%
(including fee waivers, if any)
Type of waiver	Contractual	Contractual	Contractual	Contractual	Contractual

*The aggregate contractual waiver period covering this report is from June 30, 2017, through June 30, 2018.

6

Performance of a $10,000 investment1

Average annual total returns from Dec. 29, 2008 (Fund’s inception),

through Nov. 30, 2017

For the period beginning Dec. 29, 2008, through Nov. 30, 2017	Starting value	Ending value
Delaware International Small Cap Fund — Institutional Class shares	$10,000	$38,561
Delaware International Small Cap Fund — Class A shares	$9,425	$35,721
MSCI ACWI ex USA Small Cap Index (gross)	$10,000	$32,048
MSCI ACWI ex USA Small Cap Index (net)	$10,000	$31,066
MSCI World Index (gross)	$10,000	$29,212
MSCI World Index (net)	$10,000	$27,774

1 The “Performance of a $10,000 investment” graph assumes $10,000 invested in Institutional Class and Class A shares of the Fund on Dec. 29, 2008, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on the previous page. Please note additional details on pages 4 through 8.

The graph also assumes $10,000 invested in the MSCI ACWI ex USA Small Cap Index and the MSCI World Index as of Dec. 29, 2008. The MSCI ACWI ex USA Small Cap Index captures small-cap representation across 22 of 23 developed market countries (excluding the United States) and 24 emerging market countries. The index covers approximately 14% of the global equity opportunity set outside the US Index “gross” return approximates the maximum possible dividend reinvestment. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.

The MSCI World Index is a free float-adjusted market capitalization weighted index designed to measure equity market performance across developed markets worldwide. Index “gross” return approximates the maximum possible dividend reinvestment. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.

7

Performance summary

Delaware International Small Cap Fund

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DGGAX	246118541
Class C	DGGCX	246118533
Class R	DGGRX	246118525
Institutional Class	DGGIX	246118517
Class R6	DGRRX	245914486

8

Disclosure of Fund expenses

For the six-month period from June 1, 2017 to November 30, 2017 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from June 1, 2017 to Nov. 30, 2017.

Actual expenses

The first section of the table shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund’s expenses shown in the table reflect waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions.

9

Disclosure of Fund expenses

For the six-month period from June 1, 2017 to November 30, 2017 (Unaudited)

Delaware International Small Cap Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 6/1/17	Ending Account Value 11/30/17	Annualized Expense Ratio	Expenses Paid During Period 6/1/17 to 11/30/17*
Actual Fund return†
Class A	$1,000.00	$1,190.80	1.33%	$7.30
Class C	1,000.00	1,185.80	2.08%	11.40
Class R	1,000.00	1,189.10	1.58%	8.67
Institutional Class	1,000.00	1,191.40	1.08%	5.93
Class R6**	1,000.00	1,181.10	1.00%	4.57

Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,018.40	1.33%	$6.73
Class C	1,000.00	1,014.64	2.08%	10.50
Class R	1,000.00	1,017.15	1.58%	7.99
Institutional Class	1,000.00	1,019.65	1.08%	5.47
Class R6**	1,000.00	1,020.05	1.00%	5.06

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

**	The Class R6 shares commenced operations on June 30, 2017. The ending account value for “Actual” uses the performance since inception and is not annualized and the expenses paid during the period for “Actual” are equal to the Class R6 annualized expense ratio, multiplied by the average account value over the period, multiplied by 153/365 (to reflect the actual days since inception).

10

Security type / country and sector allocations

Delaware International Small Cap Fund	As of November 30, 2017 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications.

Security type / country	Percentage of net assets
Common Stock by Country	95.97%
Argentina	1.01%
Australia	1.85%
Austria	1.52%
Brazil	1.93%
Canada	5.90%
China/Hong Kong	5.55%
Denmark	2.75%
Finland	1.37%
France	3.60%
Germany	0.41%
India	1.42%
Ireland	3.66%
Israel	2.32%
Italy	3.68%
Japan	22.87%
Malaysia	1.11%
Mexico	0.93%
Netherlands	1.65%
Norway	0.49%
Philippines	0.89%
Republic of Korea	0.71%
South Africa	0.50%
Spain	1.10%
Sweden	4.38%
Switzerland	3.15%
Taiwan	5.71%
Thailand	1.06%
Turkey	1.91%
United Kingdom	9.37%
United States	2.36%
Uruguay	0.81%
Preferred Stock	0.88%
Short-Term Investments	1.74%
Total Value of Securities	98.59%
Receivables and Other Assets Net of Liabilities	1.41%
Total Net Assets	100.00%

11

Security type / country and sector allocations

Delaware International Small Cap Fund

Common stock and preferred stock by sector	Percentage of net assets
Consumer Discretionary	20.06%
Consumer Staples	8.36%
Energy	1.20%
Financials	6.81%
Healthcare	7.38%
Industrials	20.12%
Information Technology	16.50%
Materials	12.37%
Real Estate	3.13%
Telecommunication Services	0.92%
Total	96.85%

12

Schedule of investments

Delaware International Small Cap Fund	November 30, 2017

	Number of shares	Value (US $)
Common Stock – 95.97%Δ

Argentina – 1.01%
Grupo Supervielle ADR	12,150	$319,545

		319,545

Australia – 1.85%
Afterpay Touch Group †	78,441	296,664
G8 Education	86,507	289,536

		586,200

Austria – 1.52%
BUWOG †	16,816	482,723

		482,723

Brazil – 1.93%
BR Properties	34,200	114,925
Magazine Luiza	8,700	151,013
Rumo †	46,300	184,156
Ser Educacional 144A #	18,057	162,673

		612,767

Canada – 5.90%
Descartes Systems Group †	13,400	371,937
Enerplus	24,700	224,954
Interfor †	27,100	449,514
Norbord	8,000	276,929
Quebecor Class B	14,800	283,691
Trevali Mining †	248,500	261,954

		1,868,979

China/Hong Kong – 5.55%
China Lodging Group ADR	1,775	189,410
China Resources Cement Holdings	534,000	354,009
Lee & Man Paper Manufacturing	278,000	327,646
Melco International Development	119,000	344,526
Microport Scientific	312,000	359,532
Xiabuxiabu Catering Management China Holdings 144A #	111,000	184,760

		1,759,883

Denmark – 2.75%
DFDS	2,723	146,997
GN Store Nord	10,554	331,994
Royal Unibrew	6,859	391,702

		870,693

Finland – 1.37%
Outokumpu	23,545	203,053
Valmet	12,629	232,666

		435,719

13

Schedule of investments

Delaware International Small Cap Fund

	Number of shares	Value (US $)
Common StockΔ (continued)

France – 3.60%
Alten	2,349	$195,138
Elior Group 144A #	2,655	58,290
Remy Cointreau	3,112	413,785
SOITEC †	4,035	308,427
Teleperformance	1,126	166,573

		1,142,213

Germany – 0.41%
Evotec †	8,760	128,930

		128,930

India – 1.42%
Sterlite Technologies	105,073	449,473

		449,473

Ireland – 3.66%
Cairn Homes †	116,128	246,034
Dalata Hotel Group †	46,350	321,078
Keywords Studios	29,887	593,758

		1,160,870

Israel – 2.32%
Israel Discount Bank Class A †	165,371	469,505
Mizrahi Tefahot Bank	14,588	266,212

		735,717

Italy – 3.68%
Brembo	15,047	232,698
Buzzi Unicem	8,863	235,787
Fincantieri †	276,834	394,644
Moncler	11,109	304,729

		1,167,858

Japan – 22.87%
CMK	51,775	491,886
Daifuku	9,400	516,185
Fujikura	44,600	417,511
Harmonic Drive Systems	15,300	977,031
Investors Cloud	6,600	394,429
Maeda	38,000	560,844
Matsumotokiyoshi Holdings	5,700	472,056
Persol Holdings	22,400	524,442
SCREEN Holdings	4,300	387,204
Seria	9,400	596,136
SMS	13,500	433,421
Start Today	10,615	324,794
TechnoPro Holdings	8,800	442,322

14

	Number of shares	Value (US $)
Common StockΔ (continued)

Japan (continued)
THK	19,200	$710,153

		7,248,414

Malaysia – 1.11%
Hartalega Holdings	149,800	350,187

		350,187

Mexico – 0.93%
Telesites †	370,400	293,177

		293,177

Netherlands – 1.65%
Corbion	5,294	170,944
Wessanen	17,424	350,384

		521,328

Norway – 0.49%
TGS NOPEC Geophysical	6,442	155,462

		155,462

Philippines – 0.89%
Bloomberry Resorts †	1,335,600	282,214

		282,214

Republic of Korea – 0.71%
Tera Semicon	8,526	225,091

		225,091

South Africa – 0.50%
Dis-Chem Pharmacies 144A #	58,199	157,008

		157,008

Spain – 1.10%
CIE Automotive	11,835	347,854

		347,854

Sweden – 4.38%
Evolution Gaming Group 144A #	6,679	441,227
LeoVegas 144A #	38,479	391,871
Scandic Hotels Group 144A #	27,304	355,531
SSAB Class A †	42,501	199,882

		1,388,511

Switzerland – 3.15%
Forbo Holding	174	258,111
Georg Fischer	155	204,271
Logitech International	7,288	254,227
Temenos Group †	2,269	280,409

		997,018

15

Schedule of investments

Delaware International Small Cap Fund

	Number of shares	Value (US $)
Common StockΔ (continued)

Taiwan – 5.71%
Accton Technology	109,000	$401,745
Airtac International Group	34,072	583,824
China General Plastics	251,370	242,316
Gourmet Master	24,000	303,777
Nanya Technology	107,000	279,427

		1,811,089

Thailand – 1.06%
Tisco Financial Group Foreign Shares	124,900	337,490

		337,490

Turkey – 1.91%
Mavi Giyim Sanayi Ve Ticaret Class B 144A #†	21,327	287,835
Turk Hava Yollari †	101,454	316,222

		604,057

United Kingdom – 9.37%
Abcam	32,864	436,897
Cranswick	9,382	408,434
CVS Group	15,958	217,974
Fevertree Drinks	17,321	456,786
Ibstock 144A #	82,993	270,253
Indivior †	50,670	254,095
KAZ Minerals †	44,790	453,882
Sanne Group	28,193	278,336
Scapa Group	29,169	194,085

		2,970,742

United States – 2.36%
Burford Capital	29,240	487,184
SMART Global Holdings †	8,700	260,913

		748,097

Uruguay – 0.81%
Biotoscana Investments BDR †	37,200	257,966

		257,966

Total Common Stock (cost $24,840,249)		30,417,275

Preferred Stock – 0.88%Δ

Brazil – 0.88%
Bradespar 2.26%	36,200	279,895

Total Preferred Stock (cost $239,649)		279,895

16

	Principal amount°	Value (US $)
Short-Term Investments – 1.74%

Discount Note – 0.14%≠
Federal Farm Credit 1.00% 12/6/17	43,690	$43,683

		43,683

Repurchase Agreements – 1.25%
Bank of America Merrill Lynch 0.97%, dated 11/30/17, to be repurchased on 12/1/17, repurchase price $65,559 (collateralized by US government obligations 2.25% 12/31/23; market value $66,869)	65,557	65,557
Bank of Montreal 0.92%, dated 11/30/17, to be repurchased on 12/1/17, repurchase price $163,898 (collateralized by US government obligations 0.00%-3.50% 1/2/18-5/15/47; market value $167,172)	163,894	163,894
BNP Paribas 1.00%, dated 11/30/17, to be repurchased on 12/1/17, repurchase price $167,654 (collateralized by US government obligations 0.00%-3.625% 3/31/18-2/15/46; market value $171,003)	167,650	167,650

		397,101

US Treasury Obligation – 0.35%≠
US Treasury Bill 0.93% 12/7/17	109,225	109,208

		109,208

Total Short-Term Investments (cost $549,993)		549,992

Total Value of Securities – 98.59% (cost $25,629,891)		$31,247,162

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Nov. 30, 2017, the aggregate value of Rule 144A securities was $2,309,448, which represents 7.29% of the Fund’s net assets. See Note 11 in “Notes to financial statements.”

≠	The rate shown is the effective yield at the time of purchase.

°	Principal amount shown is stated in US dollars unless noted that the security is denominated in another currency.

Δ	Securities have been classified by country of origin. Aggregate classification by business sector has been presented on page 11 in “Security type / country and sector allocations.”

†	Non-income producing security.

17

Schedule of investments

Delaware International Small Cap Fund

The following foreign currency exchange contracts were outstanding at Nov. 30, 2017:1

Foreign Currency Exchange Contracts

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation
BNYM	GBP	59,920	USD	(80,541)	12/1/17	$497
BNYM	JPY	(25,680,680)	USD	228,996	12/4/17	780
BNYM	JPY	(258,272)	USD	2,295	12/5/17	—

Total Foreign Currency Exchange Contracts						$1,277

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The foreign currency exchange contracts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 8 in “Notes to financial statements.”

Summary of abbreviations:

ADR – American Depositary Receipt

BDR – Brazilian Depositary Receipt

BNYM – BNY Mellon

GBP – British Pound Sterling

JPY – Japanese Yen

USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

18

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Statement of assets and liabilities

Delaware International Small Cap Fund	November 30, 2017

Assets:
Investments, at value[1]	$30,697,170
Short-term investments, at value[2]	549,992
Foreign currencies, at value[3]	153,333
Cash	2,068
Receivable for securities sold	295,431
Receivable for fund shares sold	68,800
Dividends and interest receivable	24,607
Foreign tax reclaims receivable	66,686
Receivable from investment manager	38,762
Unrealized appreciation on foreign currency exchange contracts	1,277

Total assets	31,898,126

Liabilities:
Payable for securities purchased	81,038
Payable for fund shares redeemed	22,781
Audit and tax fees payable	36,024
Other accrued expenses	31,210
Deferred foreign taxes payable	23,443
Distribution fees payable to affiliates	6,803
Dividend disbursing and transfer agent fees and expenses payable to affiliates	517
Accounting and administration expenses payable to affiliates	429
Legal fees payable to affiliates	399
Trustees’ fees and expenses payable	191
Reports and statements to shareholders expenses payable to affiliates	24

Total liabilities	202,859

Total Net Assets	$31,695,267

Net Assets Consist of:
Paid-in capital	$25,101,245
Distributions in excess of net investment income	(176,169)
Accumulated net realized gain on investments	1,179,344
Net unrealized appreciation of investments*	5,593,828
Net unrealized depreciation of foreign currencies	(4,258)
Net unrealized appreciation of foreign currency exchange contracts	1,277

Total Net Assets	$31,695,267

*Includes $23,443 capital gain taxes accrued.

20

Net Asset Value
Class A:
Net assets	$12,376,819
Shares of beneficial interest outstanding, unlimited authorization, no par	1,548,547
Net asset value per share	$7.99
Sales charge	5.75%
Offering price per share, equal to net asset value per share / (1 – sales charge)	$8.48

Class C:
Net assets	$5,199,093
Shares of beneficial interest outstanding, unlimited authorization, no par	761,082
Net asset value per share	$6.83

Class R:
Net assets	$92,206
Shares of beneficial interest outstanding, unlimited authorization, no par	12,113
Net asset value per share	$7.61

Institutional Class:
Net assets	$14,024,787
Shares of beneficial interest outstanding, unlimited authorization, no par	1,681,428
Net asset value per share	$8.34

Class R6:
Net assets	$2,362
Shares of beneficial interest outstanding, unlimited authorization, no par	283
Net asset value per share	$8.35

[1]Investments, at cost	$25,079,898
[2]Short-term investments, at cost	549,993
[3]Foreign currencies, at cost	152,707

See accompanying notes, which are an integral part of the financial statements.

21

Statement of operations

Delaware International Small Cap Fund	Year ended November 30, 2017

Investment Income:
Dividends	$266,085
Interest	6,395
Foreign tax withheld	(30,487)

241,993

Expenses:
Management fees	180,991
Distribution expenses – Class A	26,409
Distribution expenses – Class C	43,474
Distribution expenses – Class R	351
Registration fees	105,292
Audit and tax fees	44,053
Legal fees	36,122
Dividend disbursing and transfer agent fees and expenses	33,740
Reports and statements to shareholders expenses	24,193
Accounting and administration expenses	16,774
Custodian fees	7,429
Trustees’ fees and expenses	1,050
Other	25,137

545,015
Less expenses waived	(233,524)
Less expenses paid indirectly	(152)

Total operating expenses	311,339

Net Investment Loss	(69,346)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,300,034
Foreign currencies	(225,786)
Foreign currency exchange contracts	9,447

Net realized gain	1,083,695

Net change in unrealized appreciation (depreciation) of:
Investments*	5,249,429
Foreign currencies	3,960
Foreign currency exchange contracts	20,281

Net change in unrealized appreciation (depreciation)	5,273,670

Net Realized and Unrealized Gain	6,357,365

Net Increase in Net Assets Resulting from Operations	$6,288,019

*Includes $23,443 capital gain taxes accrued.

See accompanying notes, which are an integral part of the financial statements.

22

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Statements of changes in net assets

Delaware International Small Cap Fund

	Year ended
	11/30/17	11/30/16

Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(69,346)	$66,792
Net realized gain	1,083,695	16,316,522
Net change in unrealized appreciation (depreciation)	5,273,670	(15,979,876)

Net increase in net assets resulting from operations	6,288,019	403,438

Dividends and Distributions to Shareholders from:
Net realized gain:
Class A	(10,020,739)	(908,814)
Class C	(3,015,855)	(192,191)
Class R	(36,619)	(1,918)
Institutional Class	(2,864,606)	(3,094,350)

	(15,937,819)	(4,197,273)

Capital Share Transactions:
Proceeds from shares sold:
Class A	4,204,914	3,595,888
Class C	1,089,447	506,935
Class R	19,218	3,856
Institutional Class	14,783,555	8,282,179
Class R6	2,000	—

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	9,638,668	847,004
Class C	3,015,827	191,962
Class R	36,592	1,917
Institutional Class	2,860,069	3,094,111

	35,650,290	16,523,852

24

	Year ended
	11/30/17	11/30/16

Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(9,964,853)	$(14,864,370)
Class C	(1,697,946)	(1,434,702)
Class R	(1,562)	(59,568)
Institutional Class	(20,225,250)	(85,410,690)

	(31,889,611)	(101,769,330)

Increase (decrease) in net assets derived from capital share transactions	3,760,679	(85,245,478)

Net Decrease in Net Assets	(5,889,121)	(89,039,313)

Net Assets:
Beginning of year	37,584,388	126,623,701

End of year	$31,695,267	$37,584,388

Distributions in excess of net investment income	$(176,169)	$(8)

See accompanying notes, which are an integral part of the financial statements.

25

Financial highlights

Delaware International Small Cap Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income (loss)[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived[3]
Ratio of net investment income (loss) to average net assets
Ratio of net investment income (loss) to average net assets prior to fees waived[3]
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

[3]	Expenses paid indirectly were not material and had no impact on the ratios disclosed. Expenses paid indirectly for the year ended Nov. 30, 2017 are reflected on the “Statement of operations.”

See accompanying notes, which are an integral part of the financial statements.

26

Year ended
11/30/17	11/30/16	11/30/15	11/30/14	11/30/13
$19.03	$19.78	$20.06	$19.18	$15.90

(0.02)	(0.02)	(0.05)	0.10	0.03
1.86	(0.06)	(0.15)	1.10	3.25

1.84	(0.08)	(0.20)	1.20	3.28

—	—	(0.08)	—	—
(12.88)	(0.67)	—	(0.32)	—

(12.88)	(0.67)	(0.08)	(0.32)	—

$7.99	$19.03	$19.78	$20.06	$19.18

39.78%	(0.38% )	(1.02% )	6.37%	20.63%

$12,377	$15,158	$27,046	$28,583	$46,830
1.38%	1.48%	1.45%	1.40%	1.51%
2.48%	1.51%	1.45%	1.40%	1.55%
(0.22% )	(0.09% )	(0.23% )	0.54%	0.18%
(1.32% )	(0.12% )	(0.23% )	0.54%	0.14%
142%	66%	41%	26%	36%

27

Financial highlights

Delaware International Small Cap Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment loss[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived[3]
Ratio of net investment loss to average net assets
Ratio of net investment loss to average net assets prior to fees waived[3]
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflect a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Expenses paid indirectly were not material and had no impact on the ratios disclosed. Expenses paid indirectly for the year ended Nov. 30, 2017 are reflected on the “Statement of operations.”

See accompanying notes, which are an integral part of the financial statements.

28

Year ended
11/30/17	11/30/16	11/30/15		11/30/14	11/30/13
$18.24	$19.13	$19.47		$18.76	$15.67

(0.06)	(0.15)	(0.19)		(0.04)	(0.10)
1.53	(0.07)	(0.15)		1.07	3.19

1.47	(0.22)	(0.34)		1.03	3.09

(12.88)	(0.67)	—		(0.32)	—

(12.88)	(0.67)	—		(0.32)	—

$6.83	$18.24	$19.13		$19.47	$18.76

38.77%	(1.15% )	(1.75%	)	5.59%	19.72%

$5,199	$4,417	$5,424		$5,759	$5,863
2.13%	2.23%	2.20%		2.15%	2.26%
3.23%	2.26%	2.20%		2.15%	2.26%
(0.97% )	(0.84% )	(0.98%	)	(0.21% )	(0.57%	)
(2.07% )	(0.87% )	(0.98%	)	(0.21% )	(0.57%	)
142%	66%	41%		26%	36%

29

Financial highlights

Delaware International Small Cap Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income (loss)[1]
Net realized and unrealized gain (loss)
Total from investment operations.

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived[3]
Ratio of net investment income (loss) to average net assets
Ratio of net investment income (loss) to average net assets prior to fees waived[3]
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

[3]	Expenses paid indirectly were not material and had no impact on the ratios disclosed. Expenses paid indirectly for the year ended Nov. 30, 2017 are reflected on the “Statement of operations.”

See accompanying notes, which are an integral part of the financial statements.

30

Year ended
11/30/17	11/30/16	11/30/15	11/30/14	11/30/13
$18.77	$19.57	$19.85	$19.03	$15.81

(0.03)	(0.06)	(0.09)	0.06	(0.01)
1.75	(0.07)	(0.16)	1.08	3.23

1.72	(0.13)	(0.25)	1.14	3.22

—	—	(0.03)	—	—
(12.88)	(0.67)	—	(0.32)	—

(12.88)	(0.67)	(0.03)	(0.32)	—

$7.61	$18.77	$19.57	$19.85	$19.03

39.45%	(0.65% )	(1.27% )	6.10%	20.37%

$92	$51	$107	$141	$129
1.63%	1.73%	1.70%	1.65%	1.76%
2.73%	1.76%	1.70%	1.65%	1.84%
(0.47% )	(0.34% )	(0.48% )	0.29%	(0.07%	)
(1.57% )	(0.37% )	(0.48% )	0.29%	(0.15%	)
142%	66%	41%	26%	36%

31

Financial highlights

Delaware International Small Cap Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived[4]
Ratio of net investment income to average net assets
Ratio of net investment income (loss) to average net assets prior to fees waived[4]
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.

[2]	Amount is less than $0.005 per share.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expenses paid indirectly were not material and had no impact on the ratios disclosed. Expenses paid indirectly for the year ended Nov. 30, 2017 are reflected on the “Statement of operations.”

See accompanying notes, which are an integral part of the financial statements.

32

Year ended
11/30/17		11/30/16	11/30/15	11/30/14	11/30/13
$19.27		$19.97	$20.25	$19.32	$15.97

—	[2]	0.03	— [2]	0.15	0.08
1.95		(0.06)	(0.16)	1.11	3.27

1.95		(0.03)	(0.16)	1.26	3.35

—		—	(0.12)	(0.01)	—
(12.88)		(0.67)	—	(0.32)	—

(12.88)		(0.67)	(0.12)	(0.33)	—

$8.34		$19.27	$19.97	$20.25	$19.32

40.06%		(0.12% )	(0.77% )	6.66%	20.98%

$14,025		$17,958	$94,047	$98,801	$34,541
1.13%		1.23%	1.20%	1.15%	1.26%
2.23%		1.26%	1.20%	1.15%	1.26%
0.03%		0.16%	0.02%	0.79%	0.43%
(1.07%	)	0.13%	0.02%	0.79%	0.43%
142%		66%	41%	26%	36%

33

Financial highlights

Delaware International Small Cap Fund Class R6

Selected data for each share of the Fund outstanding throughout the period were as follows:

6/30/17[1] to 11/30/17
Net asset value, beginning of period	$7.07

Income (loss) from investment operations:
Net investment loss[2]	— [3]
Net realized and unrealized gain	1.28

Total from investment operations	1.28

Net asset value, end of period	$8.35

Total return[4]	18.11%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2
Ratio of expenses to average net assets	1.00%
Ratio of expenses to average net assets prior to fees waived[5]	2.28%
Ratio of net investment loss to average net assets.	(0.08%)
Ratio of net investment loss to average net assets prior to fees waived[5]	(1.36%)
Portfolio turnover	142%[6]

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Amount is less than $0.005 per share.

[4]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Expenses paid indirectly were not material and had no impact on the ratios disclosed. Expenses paid indirectly for the year ended Nov. 30, 2017 are reflected on the “Statement of operations.”

[6]	Portfolio turnover is representative of the Fund for the entire year ended Nov. 30, 2017.

34

Notes to financial statements

Delaware International Small Cap Fund	November 30, 2017

Delaware Group® Global & International Funds (Trust) is organized as a Delaware statutory trust and offers four series: Delaware Emerging Markets Fund, Delaware Global Value Fund, Delaware International Small Cap Fund, and Delaware International Value Equity Fund. These financial statements and the related notes pertain to Delaware International Small Cap Fund (Fund). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended (1940 Act), and offers Class A, Class C, Class R, Institutional Class, and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) instead of a front-end sales charge of 1.00%, if redeemed during the first year, and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class C shares are sold with a CDSC of 1.00%, if redeemed during the first 12 months. Class R, Institutional Class, and Class R6 shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers or other financial intermediaries. Class R6 shares commenced operations on June 30, 2017.

The investment objective of the Fund is to seek long-term capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Fund.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-US markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00pm Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. Whenever such a significant event occurs, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing). The foregoing valuation policy also applies to restricted and unrestricted securities.

35

Notes to financial statements

Delaware International Small Cap Fund

1. Significant Accounting Policies (continued)

Federal and Foreign Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken or to be taken on the Fund’s federal income tax returns through the year ended Nov. 30, 2017 and for all open federal income tax years (years ended Nov. 30, 2014–Nov. 30, 2016), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the “Statement of operations.” During year ended Nov. 30, 2017, the Fund did not incur any interest or tax penalties. In regard to foreign taxes only, the Fund has open tax years in certain foreign countries in which it invests that may date back to the inception of the Fund.

Class Accounting – Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class. Class R6 shares will not be allocated any expenses related to service fees, sub-accounting fees, and/or sub-transfer agency fees paid to brokers, dealers, or other financial intermediaries.

Repurchase Agreements – The Fund may purchase certain US government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on Nov. 30, 2017 and matured the following business day.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into US dollars at the exchange rate of such currencies against the US dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally does not bifurcate that portion of realized gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices. These gains and losses are included on the “Statement of operations” under “Net realized and unrealized gain (loss) on investments.” The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

36

Use of Estimates – The Fund is an investment company, whose financial statements are prepared in conformity with US GAAP. Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware FundsSM by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively over the lives of the respective securities using the effective interest method. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund pays foreign capital gain taxes on certain foreign securities held, which are reported as components of realized losses for financial reporting purposes, whereas such components are treated as ordinary loss for federal income tax purposes. The Fund will accrue such taxes as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually. The Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended Nov. 30, 2017.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expense paid under this arrangement is included on the “Statements of operations” under “Custodian fees” with the corresponding offset included under “Less expenses paid indirectly.” For the year ended Nov. 30, 2017, the Fund earned $47 under this agreement.

37

Notes to financial statements

Delaware International Small Cap Fund

1. Significant Accounting Policies (continued)

The Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expense paid under this arrangement is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expense offset included under “Less expenses paid indirectly.” For the year ended Nov. 30, 2017, the Fund earned $105 under this agreement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust (formerly, Delaware Management Business Trust) and the investment manager, an annual fee which is calculated daily and paid monthly at the rate of 0.85% on the first $500 million of average daily net assets of the Fund, 0.80% on the next $500 million, 0.75% on the next $1.5 billion, and 0.70% on the average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive that portion, if any, of its management fee and/or pay/reimburse the Fund to the extent necessary to ensure that total annual fund operating expenses (excluding any distribution and service (12b-1) fees, acquired fund fees and expenses, taxes, interest, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)) do not exceed 1.13% of average daily net assets of Class A, Class C, Class R, and Institutional Class shares and 1.00% of average daily net assets of Class R6 shares from June 30, 2017 through Nov. 30, 2017.* Prior to June 30, 2017, the contractual waiver was 1.18% of average daily net assets of Class A, Class C, Class R, and Institutional Class shares.** For purposes of this waiver and reimbursement, nonroutine expenses may also include such additional costs and expenses as may be agreed upon from time to time by the Board and DMC. This expense waiver and reimbursement may only be terminated by agreement of DMC and the Fund.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, DIFSC’s fees were calculated daily and paid monthly based on the aggregate daily net assets of the Delaware Funds from Nov. 1, 2016 through Aug. 31, 2017 at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DIFSC under the service agreement described above are allocated among all retail funds in the Delaware Funds on the relative net asset value (NAV) basis. Effective Sept. 1, 2017, the Fund as well as the other Delaware Funds entered into an amendment to the DIFSC agreement. Under the amendment to the DIFSC agreement, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of the Delaware Funds at the following annual rate: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each Fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each Fund in the Delaware Funds then pays its portion of the remainder of the Total Fee on a relative NAV basis. For the

38

year ended Nov. 30, 2017, the Fund was charged $1,928 for these services. This amount is included on the “Statement of operation” under “Accounting and administration expenses.”

DIFSC is also the transfer agent and dividend disbursing agent of the Fund. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of the retail funds within the Delaware Funds at the following annual rate: 0.025% of the first $20 billion; 0.020% of the next $5 billion; 0.015% of the next $5 billion; and 0.013% of average daily net assets in excess of $30 billion. The fees payable to DIFSC under the service agreement described above are allocated among all retail funds in the Delaware Funds on a relative NAV basis. For the year ended Nov. 30, 2017, the Fund was charged $4,226. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Fund. Sub-transfer agency fees are paid by the Fund and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.”

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.25% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class C shares, and 0.50% of the average daily net assets of the Class R shares. The fees are calculated daily and paid monthly. Institutional Class and Class R6 shares pay no 12b-1 fees.

As provided in the investment management agreement, the Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Fund. For the year ended Nov. 30, 2017, the Fund was charged $1,872 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

For the year ended Nov. 30, 2017, DDLP earned $4,357 for commissions on sales of the Fund’s Class A shares. For the year ended Nov. 30, 2017, DDLP received gross CDSC commissions of $1,636 on redemptions of the Fund’s Class C shares, and these commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

Cross trades for the year ended Nov. 30, 2017 were executed by the Fund pursuant to procedures adopted by the Board designed to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds of investment companies, or between a fund of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common directors/trustees and/or common officers. At its regularly scheduled meetings, the Board reviews such transactions for compliance with the procedures adopted by the Board. Pursuant to these procedures, for the year

39

Notes to financial statements

Delaware International Small Cap Fund

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

ended Nov. 30, 2017, the Fund engaged in securities sales of $384,842, which resulted in net realized gains of $19. The Fund did not engage in securities purchases under Rule 17a-7 during the year ended Nov. 30, 2017.

*The aggregate contractual waiver period covering this report is from June 30, 2017 through June 30, 2018.

** The aggregate contractual waiver period was from March 30, 2016 through June 29, 2017.

3. Investments

For the year ended Nov. 30, 2017, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$30,942,976
Sales	44,137,318

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At Nov. 30, 2017, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes were as follows:

Cost of investments and derivatives	$25,952,049

Aggregate unrealized appreciation of investments and derivatives	$5,905,526
Aggregate unrealized depreciation of investments and derivatives	(609,136)

Net unrealized appreciation of investments and derivatives	$5,296,390

US GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below and on the next page.

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)
Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets

40

or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates), or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3 –	Significant unobservable inputs, including the Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

41

Notes to financial statements

Delaware International Small Cap Fund

3. Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of Nov. 30, 2017:

	Level 1	Level 2	Total
Securities
Assets:
Common Stock
Argentina	$319,545	$—	$319,545
Australia	296,664	289,536	586,200
Austria	—	482,723	482,723
Brazil	612,767	—	612,767
Canada	1,868,979	—	1,868,979
China/Hong Kong	733,702	1,026,181	1,759,883
Denmark	391,702	478,991	870,693
Finland	—	435,719	435,719
France	308,427	833,786	1,142,213
Germany	—	128,930	128,930
India	—	449,473	449,473
Ireland	1,160,870	—	1,160,870
Israel	—	735,717	735,717
Italy	—	1,167,858	1,167,858
Japan	—	7,248,414	7,248,414
Malaysia	350,187	—	350,187
Mexico	293,177	—	293,177
Netherlands	350,384	170,944	521,328
Norway	—	155,462	155,462
Philippines	282,214	—	282,214
Republic of Korea	—	225,091	225,091
South Africa	157,008	—	157,008
Spain	—	347,854	347,854
Sweden	1,188,629	199,882	1,388,511
Switzerland	—	997,018	997,018
Taiwan	—	1,811,089	1,811,089
Thailand	337,490	—	337,490
Turkey	287,835	316,222	604,057
United Kingdom	2,246,607	724,135	2,970,742
United States	748,097	—	748,097
Uruguay	257,966	—	257,966
Preferred Stock	279,895	—	279,895
Short-Term Investments	—	549,992	549,992

Total Value of Securities	$12,472,145	$18,775,017	$31,247,162

42

	Level 1	Level 2	Total
Derivatives*
Assets:
Foreign Currency Exchange Contracts	$—	$1,277	$1,277

*Foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.

As a result of utilizing international fair value pricing at Nov. 30, 2017, the majority of the Fund’s common stock was categorized as Level 2.

During the year ended Nov. 30, 2017, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the period. In accordance with the fair valuation procedures described in Note 1, international fair value pricing of securities in the Fund occurs when market volatility exceeds an established rolling threshold. If the threshold is exceeded on a given date, then prices of international securities (those that traded on exchanges that close at a different time than the time that the Fund’s NAV is determined) are established using a separate pricing feed from a third-party vendor designed to establish a price for each such security as of the time that the Fund’s NAV is determined. Further, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded, causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to net assets. During the year ended Nov. 30, 2017, there were no Level 3 investments.

43

Notes to financial statements

Delaware International Small Cap Fund

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Nov. 30, 2017 and 2016 was as follows:

	Year ended
	11/30/17	11/30/16
Ordinary income	$2,421,608	$—
Long-term capital gain	13,516,211	4,197,261

Total	$15,937,819	$4,197,261

5. Components of Net Assets on a Tax Basis

As of Nov. 30, 2017, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$25,101,245
Undistributed ordinary income	660,193
Undistributed long-term capital gains	637,439
Net unrealized appreciation of investments, foreign currencies, and derivatives	5,296,390

Net assets	$31,695,267

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, tax treatment of forward currency contracts, and tax treatment of passive foreign investment companies.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, net operating losses, and passive foreign investment companies. Results of operations and net assets were not affected by these reclassifications. For the year ended Nov. 30, 2017, the Fund recorded the following reclassifications:

Distributions in excess of net investment income	$(106,815)
Accumulated net realized gain	106,815

44

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	11/30/17	11/30/16
Shares sold:
Class A	589,389	189,509
Class C	179,426	27,705
Class R	2,717	214
Institutional Class	1,892,825	443,941
Class R6	283	—

Shares issued upon reinvestment of dividends and distributions:
Class A	1,742,977	44,982
Class C	633,577	10,559
Class R	6,930	103
Institutional Class	496,539	162,677

	5,544,663	879,690

Shares redeemed:
Class A	(1,580,440)	(805,041)
Class C	(294,061)	(79,700)
Class R	(243)	(3,089)
Institutional Class	(1,639,643)	(4,385,221)

	(3,514,387)	(5,273,051)

Net increase (decrease)	2,030,276	(4,393,361)

Certain shareholders may exchange shares of one class for shares of another class in the same Fund. These exchange transactions are included as subscriptions and redemptions in the table above and on the “Statements of changes in net assets.” For the years ended Nov. 30, 2017 and 2016, the Fund had the following exchange transactions:

	Exchange Redemptions		Exchange Subscriptions
			Institutional
	Class A	Class C	Class
Year ended	Shares	Shares	Shares	Value
11/30/17	197,989	5,915	194,964	$1,229,836
11/30/16	32,858	3,365	35,717	676,986

7. Line of Credit

The Fund, along with certain other funds in the Delaware Funds (Participants), was a participant in a $155,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.15%, which was generally allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one third of their net assets under the

45

Notes to financial statements

Delaware International Small Cap Fund

7. Line of Credit (continued)

agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expired on Nov. 6, 2017.

On Nov. 6, 2017, the Fund, along with the other Participants, entered into an amendment to the agreement for a $155,000,000 revolving line of credit. The line of credit is to be used as described above and operates in substantially the same manner as the original agreement. The line of credit available under the agreement expires on Nov. 5, 2018.

The Fund had no amounts outstanding as of Nov. 30, 2017, or at any time during the year then ended.

8. Derivatives

US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts — The Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the US dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies. In addition, the Fund may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

During the year ended Nov. 30, 2017, the Fund held foreign currency exchange contracts which produced net realized gains and are reflected on the “Statement of operations” under “Net realized gain on foreign currency exchange contracts.”

During the year ended Nov. 30, 2017, the Fund entered into foreign currency exchange contracts to facilitate or expedite the settlement of portfolio transactions.

46

Derivatives generally. The table below summarizes the average balance of derivative holdings by the Fund during the year ended Nov. 30, 2017.

	Long Derivatives Volume	Short Derivatives Volume

Foreign currency exchange contracts (average cost)	$107,690	$199,554

9. Offsetting

The Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties in order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of assets and liabilities.”

At Nov. 30, 2017, the Fund had the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities

Counterparty	Gross Value of Derivative Asset	Gross Value of Derivative Liability	Net Position

BNY Mellon	$1,277	$—	$1,277

		Fair Value of Non-Cash Collateral Received	Cash Collateral Received	Fair Value of Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure(a)

Counterparty	Net Position
BNY Mellon	$1,277	$—	$—	$—	$—	$1,277

47

Notes to financial statements

Delaware International Small Cap Fund

9. Offsetting (continued)

Master Repurchase Agreements

Counterparty	Repurchase Agreements	Fair Value of Non-cash Collateral Received(b)	Cash Collateral Received	Net Collateral Received	Net Exposure(a)
Bank of America Merrill Lynch	$ 65,557	$ (65,557)	$—	$ (65,557)	$—
Bank of Montreal	163,894	(163,894)	—	(163,894)	—
BNP Paribas	167,650	(167,650)	—	(167,650)	—

Total	$397,101	$(397,101)	$—	$(397,101)	$—

(a)Net exposure represents the receivable (payable) that would be due from (to) the counterparty in the event of default.

(b)The value of the related collateral received exceeded the value of the repurchase agreements as of Nov. 30, 2017.

10. Securities Lending

The Fund, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each fund of the Trust is generally invested in a series of individual separate accounts, each corresponding to a fund. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities. A Fund can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

48

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent, and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Fund may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Fund’s cash collateral account may be less than the amount the Fund would be required to return to the borrowers of the securities and the Fund would be required to make up for this shortfall.

During the year ended Nov. 30, 2017, the Fund had no securities out on loan.

11. Credit and Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments, or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the US. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A, promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. Rule 144A securities have been identified on the “Schedule of investments.”

49

Notes to financial statements

Delaware International Small Cap Fund

12. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

13. Recent Accounting Pronouncements

In October 2016, the Securities and Exchange Commission released its Final Rule on Investment Company Reporting Modernization (Rule). The Rule contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. The financial statements presented are in compliance with the most recent Regulation S-X amendments.

14. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to Nov. 30, 2017 that would require recognition or disclosure in the Fund’s financial statements.

50

Report of independent

registered public accounting firm

To the Board of Trustees of Delaware Group® Global & International Funds and the Shareholders of Delaware International Small Cap Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Delaware International Small Cap Fund (one of the series constituting Delaware Group Global & International Funds, hereafter referred to as the “Fund”) as of November 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of November 30, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

January 18, 2018

51

Other Fund information (Unaudited)

Delaware International Small Cap Fund

Tax Information

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended Nov. 30, 2017, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)*	15.19%
(B) Long-Term Capital Gain Distributions (Tax Basis)	84.81%
Total Distributions (Tax Basis)	100.00%
(C) Qualified Dividends[1]	14.40%

(A) and (B) are based on a percentage of the Fund’s total distributions.

(C) is based on a percentage of the Fund’s ordinary income distributions.

[1]	Qualified dividends represent dividends which qualify for the corporate dividends received deduction.

*	For the fiscal year ended Nov. 30, 2017, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%. The percentage of dividends paid by the Fund from ordinary income reported as qualified dividend income is 55.62%. Complete information will be computed and reported in conjunction with your 2017 Form 1099-DIV, as applicable.

For the fiscal year ended Nov. 30, 2017, certain interest income paid by the Fund determined to be Qualified Interest Income and Short-Term Capital Gains, may be subject to relief from US withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004, and by the Tax Relief Unemployment Insurance Reauthorization and Job Creations Act of 2010, and as extended by the American Taxpayer Relief Act of 2012. For the fiscal year ended Nov. 30, 2017, the Fund has reported maximum distributions of Short-Term Capital Gain of $660,998. Complete information will be computed and reported in conjunction with your 2017 Form 1099-DIV.

Board consideration of Delaware International Small Cap Fund investment advisory agreement

At a meeting held on Aug. 16-17, 2017 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreement for Delaware International Small Cap Fund (the “Fund”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Fund performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the Investment Advisory Agreement. Information furnished specifically in connection with the renewal of the Investment Advisory Agreement with Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust (formerly, Delaware Management Business Trust), included materials provided by DMC and its affiliates concerning, among other things, the nature, extent, and quality of services provided to the Fund; the costs of such services

52

to the Fund; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, reports were provided to the Trustees in May 2017 and included reports provided by Broadridge Financial Solutions (formerly Lipper) (“Broadridge” or “Lipper”). The Broadridge reports compared the Fund’s investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Fund policies.

In considering information relating to the approval of the Fund’s Investment Advisory Agreement, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees and also from an experienced and knowledgeable fund consultant, JDL Consultants, LLC (“JDL”). Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of service. The Board considered the services provided by DMC to the Fund and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Fund; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Fund; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware FundsSM by Macquarie (“Delaware Funds”); and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Fund’s investment advisor and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of certain industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenditures while maintaining service levels committed to Fund matters. The Board also noted the benefits provided to Fund shareholders through each shareholder’s ability to exchange an investment in one Delaware Fund for the same class of shares in another Delaware Fund without a sales charge, to reinvest Fund dividends into additional shares of the Fund or into additional shares of other Delaware Funds and the privilege to combine holdings in other Delaware Funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

Investment performance. The Board placed significant emphasis on the investment performance of the Fund in view of the importance of investment performance to shareholders. Although the Board considered performance reports and discussions with portfolio managers at Investment Committee meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for the Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Broadridge (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the

53

Other Fund information (Unaudited)

Delaware International Small Cap Fund

Board consideration of Delaware International Small Cap Fund investment advisory agreement (continued)

poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Fund was shown for the past 1-, 3-, 5-, and 10-year periods, to the extent applicable, ended Jan. 31, 2017. The Board’s objective is that the Fund’s performance for the 1-, 3-, and 5-year periods considered be at or above the median of its Performance Universe.

The Performance Universe for the Fund consisted of the Fund and all retail and institutional global multi-cap growth funds as selected by Broadridge. The Broadridge report comparison showed that the Fund’s total return for the 1-year period was in the second quartile of its Performance Universe. The report further showed that the Fund’s total return for the 3-year period was in the first quartile of its Performance Universe and the Fund’s total return for the 5-year period was in the third quartile of its Performance Universe. The Board was satisfied with performance.

Comparative expenses. The Board considered expense data for the Delaware Funds. Management provided the Board with information on pricing levels and fee structures for the Fund as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Fund versus effective management fees and total expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Fund’s total expenses were also compared with those of its Expense Group. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Class A shares and comparative total expenses including 12b-1 and non-12b-1 service fees. The Board’s objective is to limit the Fund’s total expense ratio to be competitive with that of the Expense Group.

The expense comparisons for the Fund showed that its actual management fee and total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to those of its Expense Group as shown in the Broadridge report.

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Fund. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Funds as a whole. Specific attention was given to the methodology used by DMC in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service

54

provider to the Delaware Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. Finally, the Board also reviewed a report prepared by JDL regarding DMC profitability in the context of sub-advised funds and met with JDL personnel to discuss DMC’s profitability in such context. The Board found that the management fees were reasonable in light of the services rendered and the level of profitability of DMC.

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as the Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the standardized advisory fee pricing and structure, approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. The Board noted that the fee under the Fund’s management contract fell within the standardized fee pricing structure. Although, as of Feb. 28, 2017, the Fund had not reached a size at which it could take advantage of any breakpoints in the applicable fee schedule, the Board recognized that the fee was structured so that if the Fund grows, economies of scale may be shared.

55

Board of trustees / directors and officers addendum

Delaware FundsSM by Macquarie

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Interested Trustee
Shawn K. Lytle1, [2]	President,	Trustee since
2005 Market Street	Chief Executive Officer,	September 2015
Philadelphia, PA 19103	and Trustee
February 1970		President and
Chief Executive Officer
since August 2015

Independent Trustees
Thomas L. Bennett	Chairman and Trustee	Trustee since
2005 Market Street		March 2005
Philadelphia, PA 19103
October 1947		Chairman since
March 2015
Ann D. Borowiec	Trustee	Since March 2015
2005 Market Street
Philadelphia, PA 19103
November 1958

Joseph W. Chow	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
January 1953

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]	Shawn K. Lytle, David F. Connor, Daniel V. Geatens, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the CFO and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc., which shares an affiliated investment manager.

56

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Shawn K. Lytle has served as	60	Trustee — UBS
President of		Relationship Funds,
Macquarie Investment		SMA Relationship
Management[3]		Trust, and UBS Funds
since June 2015 and was the		(May 2010–April 2015)
Regional Head of Americas for
UBS Global Asset
Management from 2010 through 2015.

Private Investor	60	None
(March 2004–Present)

Chief Executive Officer,	60	Director —
Private Wealth Management		Banco Santander International
(2011–2013) and
Market Manager,		Director —
New Jersey Private		Santander Bank, N.A.
Bank (2005–2011) —
J.P. Morgan Chase & Co.
Executive Vice President	60	Director and Audit Committee
(Emerging Economies		Member — Hercules
Strategies, Risks, and		Technology Growth
Corporate Administration)		Capital, Inc.
State Street Corporation		(2004–2014)
(July 2004–March 2011)

[3]	Macquarie Investment Management (formerly known as Delaware Investments) is the marketing name for Macquarie Management Holdings, Inc. (formerly known as Delaware Management Holdings, Inc.) and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

57

Board of trustees / directors and officers addendum

Delaware FundsSM by Macquarie

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Independent Trustees (continued)
John A. Fry	Trustee	Since January 2001
2005 Market Street
Philadelphia, PA 19103
May 1960
Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947
Frances A. Sevilla-Sacasa	Trustee	Since September 2011
2005 Market Street
Philadelphia, PA 19103
January 1956

58

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

President —	60	Director, Audit Committee,
Drexel University		and Governance Committee
(August 2010–Present)		Member — Community
Health Systems
President —
Franklin & Marshall College		Director — Drexel
(July 2002–July 2010)		Morgan & Co.
Director, Audit Committee
Member — vTv
Therapeutics LLC
Director — FS Credit Real
Estate Income Trust, Inc.
Private Investor	60	None
(2004–Present)
Chief Executive Officer —	60	Trust Manager and
Banco Itaú		Audit Committee
International		Chair — Camden
(April 2012–December 2016)		Property Trust
Executive Advisor to Dean
(August 2011–March 2012) and Interim Dean
(January 2011–July 2011) —
University of Miami School of
Business Administration
President — U.S. Trust,
Bank of America Private
Wealth Management
(Private Banking)
(July 2007–December 2008)

59

Board of trustees / directors and officers addendum

Delaware FundsSM by Macquarie

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Independent Trustees (continued)
Thomas K. Whitford	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
March 1956
Janet L. Yeomans	Trustee	Since April 1999
2005 Market Street
Philadelphia, PA 19103
July 1948
Officers
David F. Connor	Senior Vice President,	Senior Vice President
2005 Market Street	General Counsel,	since May 2013;
Philadelphia, PA 19103	and Secretary	General Counsel
December 1963		since May 2015;
Secretary since
October 2005
Daniel V. Geatens	Vice President	Treasurer since October 2007
2005 Market Street	and Treasurer
Philadelphia, PA 19103
October 1972
Richard Salus	Senior Vice President	Chief Financial Officer
2005 Market Street	and Chief Financial Officer	since November 2006
Philadelphia, PA 19103
October 1963

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

60

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Vice Chairman	60	Director — HSBC Finance
(2010–April 2013) —		Corporation and HSBC
PNC Financial		North America Holdings Inc.
Services Group
		Director —
		HSBC USA Inc.
Vice President and Treasurer	60	Director (2009–2017);
(January 2006–July 2012),		Personnel and Compensation
Vice President —		Committee Chair; Member of
Mergers & Acquisitions		Nominating, Investments, and
(January 2003–January 2006),		Audit Committees for various
and Vice President		periods throughout
and Treasurer		directorship —
(July 1995–January 2003) —		Okabena Company
3M Company

David F. Connor has served	60	None[2]
in various capacities at different times at
Macquarie Investment
Management.
Daniel V. Geatens has served	60	None[2]
in various capacities at different times at
Macquarie Investment
Management.
Richard Salus has served	60	None[2]
in various executive capacities at different times at
Macquarie Investment
Management.

61

About the organization

Board of trustees

Shawn K. Lytle

President and

Chief Executive Officer

Delaware FundsSM

by Macquarie

Philadelphia, PA

Thomas L. Bennett

Chairman of the Board

Delaware Funds

by Macquarie

Private Investor

Rosemont, PA

Ann D. Borowiec

Former Chief Executive

Officer

Private Wealth Management

J.P. Morgan Chase & Co.

New York, NY

Joseph W. Chow

Former Executive Vice

President

State Street Corporation

Boston, MA

John A. Fry

President

Drexel University

Philadelphia, PA

Lucinda S. Landreth

Former Chief Investment

Officer

Assurant, Inc.

New York, NY

Frances A.

Sevilla-Sacasa

Former Chief Executive

Officer

Banco Itaú

International

Miami, FL

Thomas K. Whitford

Former Vice Chairman

PNC Financial Services Group

Pittsburgh, PA

Janet L. Yeomans

Former Vice President and

Treasurer

3M Company

St. Paul, MN

Affiliated officers

David F. Connor

Senior Vice President,

General Counsel,

and Secretary

Delaware Funds

by Macquarie

Philadelphia, PA

Daniel V. Geatens

Vice President and

Treasurer

Delaware Funds

by Macquarie

Philadelphia, PA

Richard Salus

Senior Vice President and

Chief Financial Officer

Delaware Funds

by Macquarie

Philadelphia, PA

This annual report is for the information of Delaware International Small Cap Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawarefunds.com/literature.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Fund’s most recent Form N-Q are available without charge on the Fund’s website at delawarefunds.com/literature. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

62

Item 2. Code of Ethics

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware FundsSM by Macquarie Internet Web site at www.delawarefunds.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees/Directors has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

a. An understanding of generally accepted accounting principles and financial statements;

b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

d. An understanding of internal controls and procedures for financial reporting; and

e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

d. Other relevant experience.

The registrant’s Board of Trustees/Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

Joseph W. Chow
John A. Fry
Lucinda S. Landreth
Thomas K. Whitford

Item 4. Principal Accountant Fees and Services

(a) Audit fees.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $147,989 for the fiscal year ended November 30, 2017.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $147,989 for the fiscal year ended November 30, 2016.

(b) Audit-related fees.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2017.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $640,000 for the registrant’s fiscal year ended November 30, 2017. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2016.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $667,000 for the registrant’s fiscal year ended November 30, 2016. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

(c) Tax fees.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $31,551 for the fiscal year ended November 30, 2017. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2017. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $30,596 for the fiscal year ended November 30, 2016. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2016. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(d) All other fees.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended November 30, 2017.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2017. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended November 30, 2016.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2016. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware FundsSM by Macquarie.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $40,000 per Fund

Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters up to $10,000 per Fund

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)

up to $25,000 in the aggregate
Audit-Related Services

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)

up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $11,180,000 and $8,665,000 for the registrant’s fiscal years ended November 30, 2017 and November 30, 2016, respectively.

(h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

(b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) (1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

DELAWARE GROUP® GLOBAL & INTERNATIONAL FUNDS

SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	February 1, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	February 1, 2018

RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	February 1, 2018